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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08415

Evergreen Fixed Income Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for four of its series, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen High Income Fund and Evergreen U.S. Government Fund, for the year ended April 30, 2010. These series have April 30 fiscal year end.

Date of reporting period: April 30, 2010

Item 1 - Reports to Stockholders.

Evergreen Core Plus Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
23	STATEMENT OF ASSETS AND LIABILITIES
24	STATEMENT OF OPERATIONS
25	STATEMENTS OF CHANGES IN NET ASSETS
27	NOTES TO FINANCIAL STATEMENTS
40	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
41	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

June 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide you with this annual report for Evergreen Core Plus Bond Fund for the twelve-month period that ended April 30, 2010 (the “period”).

Leading up to the beginning of the period, a series of extraordinary financial and economic events affected the financial markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued through the end of the year. In January 2010, concerns about the sustainability of the economic recovery led to a partial correction, but the markets quickly rebounded and ended the reporting period approximately where they began in 2010.

U.S. economic growth was strong throughout most of the period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) returned to positive growth in the third quarter of 2009, following four consecutive quarters of contraction for the first time in at least 60 years. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. Originally, much of the growth was attributable to government stimulus, raising questions over the sustainability of the recovery. However, in the first quarter of 2010, GDP growth primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports, and nonresidential fixed investment—all signs that growth was finally being led by the private sector, a far more positive indicator of recovery than government-driven growth that is typically inefficient and unsustainable.

Employment data also turned positive during the period, another welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 162,000 jobs in March 2010, the most in three years. The unemployment rate edged down to 9.9% at the end of the period, after having peaked at 10.1% in October 2009—its highest level in more than 25 years. Still, more than 8 million jobs were lost during the recession and the number of long-term unemployed—those out of work for 27 weeks or longer—continued to increase, ending the period at 6.7 million.

In other economic data, industrial production, manufacturing, and consumer sentiment had all improved significantly as the period came to a close. Retail sales strengthened significantly during the period, as well. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in

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LETTER TO SHAREHOLDERS continued

many areas of the country—spurred in part by the government’s $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

Despite extensive quantitative easing measures by the Federal Reserve Board (the “Fed”), bank lending remained constrained during the period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC’s final statement during the period noted that economic activity continued to strengthen, the labor market was stabilizing, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

Exceptional performance by corporate issues was the big story in the fixed income markets for much of the period as the economy began to gain strength. Treasuries, on the other hand, were characterized by volatility, especially near the end of the period. Factors such as supply, the debt crisis in Greece, and unpredictable economic indicators contributed to price volatility on the longer Treasury notes and bonds. Longer maturities in the corporate and municipal markets generally outperformed longer Treasuries during much of the period.

During the period, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period largely characterized by risk aversion. Evergreen Diversified Income Builder Fund’s manager gradually sold the portfolio’s sizeable position in intermediate-term, investment-grade corporate bonds and reinvested the proceeds in below investment-grade, high yield bonds with comparable intermediate maturities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage

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LETTER TO SHAREHOLDERS continued

investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. The reorganization of the Fund was approved by the Fund’s shareholders at a meeting held in April 2010. It is anticipated that the reorganization of the Fund, if all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, was provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that was mailed in March 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement is also available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of April 30, 2010

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Wells Capital Management Inc.

Portfolio Managers:

Michael Bray, CFA; D. James Newton II, CFA; Thomas M. Price, CFA; Janet S. Rilling, CFA, CPA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2010.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 11/30/1972

	Class A	Class B	Class C	Class I
Class inception date	5/20/2005	5/20/2005	5/20/2005	11/30/1972

Nasdaq symbol	EKDLX	EKDMX	EKDCX	EKDYX

Average annual return*

1-year with sales charge	11.86%	11.60%	15.60%	N/A

1-year w/o sales charge	17.47%	16.60%	16.60%	17.76%

5-year	-1.15%	-1.22%	-0.91%	0.08%

10-year	3.27%	3.40%	3.40%	3.91%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to 5/23/2005 is based on the performance of the fund’s predecessor closed-end fund, Vestaur Securities Fund. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and Vestaur Securities Fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Core Plus Bond Fund Class A shares, reflective of maximum applicable sales charge, versus a similar investment in the Barclays Capital U.S. Aggregate Bond Index (BCABI) and the Consumer Price Index (CPI).

The BCABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class B shares are closed to new investments by new and existing shareholders.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

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FUND AT A GLANCE continued

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A high rate of defaults on the mortgages held by a mortgage pool may limit the pool’s ability to make payments to the fund if the fund holds securities that are subordinate to other interest in the same mortgage pool; the risk of such defaults is generally higher in mortgage pools that include subprime mortgages.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2010, and subject to change.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 17.47% for the twelve-month period ended April 30, 2010, excluding any applicable sales charges. During the same period, the BCABI returned 8.30%.

The fund’s objective is to seek to maximize total return through a combination of current income and capital growth.

Investment Process

In the face of a slowly improving economy, the U.S. bond market was comparatively tranquil by the end of the period. Treasury yields fluctuated within a narrow range, ending April of 2010 roughly where they began in the last few months of the period. The yield curve remained quite steep throughout most of the period, reflecting an expectation of higher short term rates over time. Credit spreads generally narrowed as the trauma of the financial market crisis receded, and a healthier business climate raised expectations for corporate financial performance.

The combination of moderate growth, elevated unemployment, and low inflation led to a highly accommodative monetary policy throughout the fiscal year. The Federal Open Market Committee (FOMC) kept its main short-term interest rate target unchanged at essentially zero, and recent public pronouncements by Federal Reserve officials suggested that no significant change is to be expected for some time to come. In addition to a policy of very low interest rates, U.S. monetary authorities pursued a variety of non-traditional strategies to improve credit conditions during the period. One of the most prominent of these—the outright purchase of over $1.5 trillion worth of bonds in the marketplace—reached its anticipated conclusion on April 30, 2010.

As investors exited the Treasury market during the period, they moved more heavily into spread sectors, and all sectors of the bond market provided positive returns relative to Treasuries for much of the fiscal year, with many posting record gains. Flows into investment-grade bonds remained strong as investors continued pulling assets out of money markets. The commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) sectors continued to be the star performers, outperforming on limited supply, light dealer inventories, and steady demand. Corporates also outperformed as solid fundamentals, mutual fund demand, and historically cheap valuations continued to entice investors. Agency mortgage-backed securities (MBS) also outperformed, supported by the Fed purchase program and a drop in implied volatility. The fund was positioned to participate in these trends throughout the fiscal year.

Contributors to Performance

The CMBS and asset-backed securities ABS markets rallied considerably due to government sponsorship and the liquidity it provided, and the fund’s overweight positions in both sectors contributed to performance. Collateralized Mortgage Obligations also benefitted the portfolio, as well as the overweight to the corporate bond sector. The fund’s lower-quality corporate holdings (BBB-rated and below-investment-

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PORTFOLIO MANAGER COMMENTARY continued

grade corporates) exhibited the best performance in the credit sector.1 At the sector level, the fund’s overweight position in financials contributed to performance.

Detractors from Performance

For the better part of the fiscal year, the fund’s underweight in agency debentures detracted from returns as the sub-sector generated positive excess returns. In addition, an underweight position in pass-through securities detracted. The fund held a slight underweight position to the government-related area of the market and this held back returns a bit early in the fiscal period. Volatility in the level of interest rates and the shape of the term structure persisted for much of the period. Our tactical approach to managing rate risk contributed to performance over the period.

Portfolio Management Outlook

With the wrenching economic and capital market turmoil of the past two years, market participants may have reasonably expected relatively placid financial conditions as the fiscal year ended. However, while a modest recovery from the crisis of 2008 and 2009 currently appears to be gaining traction, European fiscal woes and debt loads have lead to sovereign concerns in Greece and other peripheral nations. While the European Central Bank has taken extraordinary policy steps to remedy these troubles, at present it is far too early to handicap the ultimate impact of this debacle on the global economy.

We currently believe the primary risk the market faces is that contagion can threaten the cyclical lift we began to appreciate in the last few months of the fiscal year. In fact, some of the news on the domestic economy is encouraging. In the last few months of the period, U.S. gross domestic product (GDP) expanded at a moderate pace, carried along by rising final demand as well as positive inventory dynamics. Employment—typically a lagging indicator—strengthened during the period. At the end of the fiscal year, the unemployment rate edged lower for the first time in nearly three years, though at 9.7% it remained uncomfortably high. Inflation was relatively low and stable as the fiscal year drew to a close.

Looking ahead, we currently do not anticipate a rapid resolution to the most recent debt crisis emanating from Europe. Risk premiums will need to maintain recent higher levels and policy is likely to remain accommodative until such time that a self sustaining recovery is established. Additional headwinds include a diminished ability (and willingness) to finance personal consumption with borrowed money and the lingering overhang from the housing bust may restrain what might otherwise be a robust satisfaction of pent-up demand. Further, while joblessness has likely peaked for this cycle, there are compelling reasons to expect overall employment conditions may improve at a painfully slow pace. Under this scenario of tepid recovery, we currently believe the bond market should remain hospitable for disciplined and patient investors.

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PORTFOLIO MANAGER COMMENTARY continued

This section left intentionally blank

1      The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2009	Ending Account Value 4/30/2010	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,034.83	$5.30
Class B	$1,000.00	$1,031.01	$9.06
Class C	$1,000.00	$1,031.01	$9.06
Class I	$1,000.00	$1,036.12	$4.04
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.59	$5.26
Class B	$1,000.00	$1,015.87	$9.00
Class C	$1,000.00	$1,015.87	$9.00
Class I	$1,000.00	$1,020.83	$4.01

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.05% for Class A, 1.80% for Class B, 1.80% for Class C and 0.80% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

						Year Ended November 30, 2005[2,3]
	Year Ended April 30,

CLASS A	2010	2009	2008	2007	2006[1]

Net asset value, beginning of period	$9.95	$13.40	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income	0.40	0.71	0.74	0.81	0.33	0.41 [4]
Net realized and unrealized gains or losses on investments	1.32	(3.46)	(1.07)	0.23	(0.27)	(0.28)

Total from investment operations	1.72	(2.75)	(0.33)	1.04	0.06	0.13

Distributions to shareholders from
Net investment income	(0.41)	(0.17)	(0.51)	(0.83)	(0.34)	(0.43)
Tax basis return of capital	(0.03)[4]	(0.53)[4]	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.44)	(0.70)	(0.72)	(0.84)	(0.34)	(0.43)

Net asset value, end of period	$11.23	$9.95	$13.40	$14.45	$14.25	$14.53

Total return[5]	17.47%	(20.78)%	(2.38)%	7.49%	0.43%	0.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$111,191	$110,982	$167,732	$199,442	$213,268	$226,450
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.05%	0.92%	0.92%	0.94%	0.96%[6]	0.97%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.20%	1.20%	1.15%	1.16%	1.19%[6]	1.15%[6]
Net investment income	3.69%	6.21%	5.23%	5.65%	5.43%[6]	5.28%[6]
Portfolio turnover rate	320%[7]	171%[7]	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class A shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class A shares commenced on May 20, 2005.

4	Per share amount is based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

						Year Ended November 30, 2005[2,3]
	Year Ended April 30,

CLASS B	2010	2009	2008	2007	2006[1]

Net asset value, beginning of period	$9.96	$13.40	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income	0.34	0.63 [4]	0.64	0.70	0.28	0.36 [4]
Net realized and unrealized gains or losses on investments	1.29	(3.45)	(1.07)	0.23	(0.26)	(0.28)

Total from investment operations	1.63	(2.82)	(0.43)	0.93	0.02	0.08

Distributions to shareholders from
Net investment income	(0.33)	(0.09)	(0.41)	(0.72)	(0.30)	(0.38)
Tax basis return of capital	(0.03)[4]	(0.53)[4]	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.36)	(0.62)	(0.62)	(0.73)	(0.30)	(0.38)

Net asset value, end of period	$11.23	$9.96	$13.40	$14.45	$14.25	$14.53

Total return[5]	16.60%	(21.33)%	(3.18)%	6.71%	0.14%	0.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,876	$6,200	$13,618	$16,102	$18,277	$20,439
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.79%	1.67%	1.67%	1.67%	1.67%[6]	1.67%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.94%	1.95%	1.85%	1.85%	1.89%[6]	1.85%[6]
Net investment income	3.01%	5.42%	4.49%	4.91%	4.72%[6]	4.58%[6]
Portfolio turnover rate	320%[7]	171%[7]	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class B shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class B shares commenced on May 20, 2005.

4	Per share amount is based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

						Year Ended November 30, 2005[2,3]
	Year Ended April 30,

CLASS C	2010	2009	2008	2007	2006[1]

Net asset value, beginning of period	$9.96	$13.40	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income	0.32	0.63	0.63	0.70	0.28	0.36 [4]
Net realized and unrealized gains or losses on investments	1.31	(3.45)	(1.06)	0.23	(0.26)	(0.28)

Total from investment operations	1.63	(2.82)	(0.43)	0.93	0.02	0.08

Distributions to shareholders from
Net investment income	(0.33)	(0.09)	(0.41)	(0.72)	(0.30)	(0.38)
Tax basis return of capital	(0.03)[4]	(0.53)[4]	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.36)	(0.62)	(0.62)	(0.73)	(0.30)	(0.38)

Net asset value, end of period	$11.23	$9.96	$13.40	$14.45	$14.25	$14.53

Total return[5]	16.60%	(21.39)%	(3.11)%	6.71%	0.14%	0.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,714	$13,628	$21,699	$24,157	$25,972	$27,764
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.80%	1.67%	1.67%	1.67%	1.67%[6]	1.67%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.95%	1.95%	1.85%	1.85%	1.89%[6]	1.85%[6]
Net investment income	2.94%	5.45%	4.48%	4.91%	4.72%[6]	4.58%[6]
Portfolio turnover rate	320%[7]	171%[7]	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class C shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class C shares commenced on May 20, 2005.

4	Per share amount is based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

						Year Ended November 30, 2005[2]
	Year Ended April 30,

CLASS I	2010	2009	2008	2007	2006[1]

Net asset value, beginning of period	$9.96	$13.40	$14.45	$14.25	$14.53	$15.14

Income from investment operations
Net investment income	0.43 [3]	0.74 [3]	0.76	0.83	0.34	0.79 [3]
Net realized and unrealized gains or losses on investments	1.31	(3.45)	(1.05)	0.25	(0.26)	(0.41)

Total from investment operations	1.74	(2.71)	(0.29)	1.08	0.08	0.38

Distributions to shareholders from
Net investment income	(0.44)	(0.20)	(0.55)	(0.87)	(0.36)	(0.86)
Tax basis return of capital	(0.03)[3]	(0.53)[3]	(0.21)	(0.01)	0	(0.13)[3]

Total distributions to shareholders	(0.47)	(0.73)	(0.76)	(0.88)	(0.36)	(0.99)

Net asset value, end of period	$11.23	$9.96	$13.40	$14.45	$14.25	$14.53

Total return	17.76%	(20.58)%	(2.13)%	7.78%	0.55%	2.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$30,825	$31,116	$47,668	$56,478	$61,711	$65,893
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.80%	0.67%	0.67%	0.67%	0.67%[4]	0.79%
Expenses excluding waivers/reimbursements and expense reductions	0.95%	0.95%	0.85%	0.85%	0.89%[4]	0.88%
Net investment income	3.95%	6.46%	5.48%	5.91%	5.72%[4]	5.50%
Portfolio turnover rate	320%[5]	171%[5]	374%[5]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 23, 2005 are those of Vestaur Securities Fund. The per share information has been restated to give effect to this transaction. Total return performance reflects the total return of Vestaur Securities Fund based on its net asset value.

3	Per share amount is based on average shares outstanding during the period.
4	Annualized
5	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

April 30, 2010

	Principal Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.3%
FIXED-RATE 1.3%
FHLMC, Ser. M009, Class A, 5.40%, 10/15/2021 (cost $1,909,105)	$1,907,198	$2,021,630

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.1%
FIXED-RATE 0.1%
FNMA:
Ser. 2002-T12, Class A3, 7.50%, 05/25/2042	14,233	16,195
Ser. 2003-W4, Class 4A, 7.50%, 10/25/2042	142,961	163,105

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $169,465)		179,300

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 30.2%
FIXED-RATE 28.9%
FHLMC:
5.50%, 04/01/2039-10/01/2039	4,141,066	4,379,634
6.50%, 09/25/2043	84,582	91,705
7.50%, 09/01/2013-08/25/2042	111,600	125,145
9.00%, 12/01/2016	60,598	66,976
9.50%, 12/01/2022	11,343	12,763
FHLMC 30 year:
4.50%, TBA #	8,620,000	8,691,382
5.00%, TBA #	2,945,000	3,051,297
FNMA:
4.00%, 09/01/2024	1,070,443	1,090,670
4.50%, 10/01/2024-11/01/2024	4,772,070	4,968,971
5.00%, 01/01/2024	2,138,025	2,259,867
5.70%, 11/01/2011	3,678,051	3,852,202
6.06%, 06/01/2012	240,000	257,661
6.27%, 02/01/2011	3,949,193	3,994,824
7.87%, 07/01/2026	2,862,422	3,178,548
9.00%, 02/01/2025-09/01/2030	117,978	135,381
10.00%, 04/01/2021	51,289	57,463
FNMA 30 year:
4.50%, TBA #	4,095,000	4,128,272
5.00%, TBA #	2,605,000	2,696,175
GNMA:
8.00%, 03/15/2022-08/15/2024	23,890	27,431
8.25%, 05/15/2020	41,927	47,072
8.50%, 09/15/2024-01/15/2027	24,191	28,048
9.00%, 12/15/2019	34,235	38,959
10.00%, 01/15/2019-03/15/2020	17,262	19,784
GNMA 30 year, 4.50%, TBA #	3,190,000	3,231,891

		46,432,121

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE 1.3%
FNMA:
6.10%, 03/01/2012	$1,395,298	$1,483,304
7.04%, 12/01/2010	508,492	504,661

		1,987,965

Total Agency Mortgage-Backed Pass Through Securities (cost $47,976,444)		48,420,086

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.2%
FIXED-RATE 2.2%
American Home Mtge. Investment Trust, Ser. 2005-2, Class LV-A, 5.66%, 08/25/2035	567,850	479,359
Banc of America Comml. Mtge. Securities, Inc., Ser. 2007-1, Class AMFX, 5.48%, 01/15/2049	785,000	664,107
Commercial Mtge. Pass Through Cert., Ser. 2006-C1, Class A4, 4.58%, 10/15/2037	595,000	608,791
LB-UBS Comml. Mtge. Trust, Ser. 2006-C1, Class A4, 5.16%, 02/15/2031	1,715,000	1,763,022

Total Commercial Mortgage-Backed Securities (cost $3,513,219)		3,515,279

CORPORATE BONDS 26.9%
CONSUMER DISCRETIONARY 3.1%
Diversified Consumer Services 0.3%
Service Corporation International, 7.00%, 06/15/2017	500,000	495,000

Internet & Catalog Retail 0.4%
Netflix, Inc., 8.50%, 11/15/2017	500,000	532,500

Media 1.8%
CSC Holdings, Inc., 8.625%, 02/15/2019 144A	500,000	546,250
DIRECTV, 6.375%, 06/15/2015	515,000	533,669
New Communications Holdings, 8.25%, 04/15/2017 144A	500,000	515,000
News Corp., 8.25%, 08/10/2018	445,000	547,806
Viacom, Inc., 7.875%, 07/30/2030	645,000	732,093

		2,874,818

Multiline Retail 0.3%
Macy’s, Inc., 5.90%, 12/01/2016	500,000	515,000

Specialty Retail 0.3%
Limited Brands, Inc., 7.00%, 05/01/2020	500,000	510,625

CONSUMER STAPLES 2.3%
Beverages 0.3%
Constellation Brands, Inc., 7.25%, 09/01/2016	500,000	513,125

Food & Staples Retailing 0.7%
CVS Caremark Corp., 6.04%, 12/10/2028	698,573	701,892
Kroger Co., 6.75%, 04/15/2012	415,000	452,993

		1,154,885

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products 0.8%
Kraft Foods, Inc., 6.125%, 08/23/2018	$710,000	$783,432
TreeHouse Foods, Inc., 7.75%, 03/01/2018	500,000	521,250

		1,304,682

Tobacco 0.5%
Lorillard Co., 8.125%, 06/23/2019	700,000	789,691

ENERGY 2.2%
Energy Equipment & Services 0.4%
Pride International, Inc., 8.50%, 06/15/2019	500,000	574,375

Oil, Gas & Consumable Fuels 1.8%
Chesapeake Energy Corp., 6.375%, 06/15/2015	500,000	495,000
Consol Energy, Inc., 8.25%, 04/01/2020 144A	500,000	532,500
El Paso Corp., 7.25%, 06/01/2018	500,000	519,703
Newfield Exploration Co., 6.875%, 02/01/2020	500,000	505,000
Peabody Energy Corp., 5.875%, 04/15/2016	500,000	497,500
Texas Eastern Transmission, 7.00%, 07/15/2032	340,000	393,811

		2,943,514

FINANCIALS 9.5%
Capital Markets 4.0%
American Capital Strategies, Ltd., Ser. A, 5.92%, 09/01/2009 + ☐ •	3,500,000	3,622,500
Lazard Group, LLC, 7.125%, 05/15/2015	900,000	952,332
Merrill Lynch & Co., Inc., 6.875%, 04/25/2018	810,000	872,339
Raymond James Financial, Inc., 8.60%, 08/15/2019	745,000	873,573

		6,320,744

Commercial Banks 0.8%
FBOP Corp., 10.00%, 05/28/2009 + ☐ •	4,000,000	0
Fifth Third Bancorp, 6.25%, 05/01/2013	655,000	709,730
Key Bank NA, 4.95%, 09/15/2015	585,000	583,638

		1,293,368

Consumer Finance 1.4%
Discover Financial Services, 10.25%, 07/15/2019	695,000	851,955
General Electric Capital Corp., 6.875%, 01/10/2039	700,000	778,097
SLM Corp., 8.00%, 03/25/2020	660,000	635,250

		2,265,302

Diversified Financial Services 1.0%
Bank of America Corp., 6.50%, 08/01/2016	815,000	879,107
Citigroup, Inc., 8.125%, 07/15/2039	625,000	744,843

		1,623,950

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Insurance 2.0%
AFLAC, Inc., 6.90%, 12/17/2039	$710,000	$767,894
Lincoln National Corp., 8.75%, 07/01/2019	120,000	149,692
National Life Insurance Company of Vermont, 10.50%, 09/15/2039 144A	420,000	480,790
Torchmark, Inc., 9.25%, 06/15/2019	250,000	303,589
Unum Group, 7.125%, 09/30/2016	690,000	758,042
Willis North America, Inc., 7.00%, 09/29/2019	680,000	720,246

		3,180,253

Real Estate Investment Trusts (REITs) 0.3%
Ventas Realty, Ltd., 6.50%, 06/01/2016	510,000	526,575

HEALTH CARE 0.7%
Health Care Providers & Services 0.7%
DaVita, Inc., 7.25%, 03/15/2015	500,000	510,000
HCA, Inc., 8.50%, 04/15/2019 144A	500,000	549,375

		1,059,375

INDUSTRIALS 2.6%
Aerospace & Defense 0.4%
L-3 Communications Holdings, Inc., 5.20%, 10/15/2019 144A	695,000	713,713

Commercial Services & Supplies 0.7%
Clean Harbors, Inc., 7.625%, 08/15/2016	500,000	520,625
Corrections Corporation of America, 7.75%, 06/01/2017	500,000	530,000

		1,050,625

Electrical Equipment 0.3%
Belden, Inc., 7.00%, 03/15/2017	500,000	492,500

Machinery 0.6%
SPX Corp., 7.625%, 12/15/2014	500,000	528,750
Valmont Industries, Inc., 6.625%, 04/20/2020	500,000	515,200

		1,043,950

Professional Services 0.6%
Equifax, Inc., 6.30%, 07/01/2017	390,000	424,001
FTI Consulting, Inc., 7.75%, 10/01/2016	500,000	514,375

		938,376

INFORMATION TECHNOLOGY 0.8%
Communications Equipment 0.7%
Brocade Communications Systems, Inc., 6.875%, 01/15/2020 144A	500,000	516,250
EchoStar Corp., 7.75%, 05/31/2015	500,000	525,000

		1,041,250

Office Electronics 0.1%
Xerox Corp., 6.875%, 08/15/2011	210,000	223,459

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS 2.7%
Chemicals 0.8%
Mosaic Co., 7.625%, 12/01/2016 144A	$620,000	$680,738
Nalco Holding Co., 8.25%, 05/15/2017 144A	500,000	536,250

		1,216,988

Containers & Packaging 1.0%
Ball Corp., 7.375%, 09/01/2019	500,000	526,250
Owens-Brockway Glass Container, Inc., 7.375%, 05/15/2016	500,000	530,000
Rock-Tenn Co., 9.25%, 03/15/2016 144A	500,000	549,375

		1,605,625

Metals & Mining 0.3%
Steel Dynamics, Inc., 7.75%, 04/15/2016	500,000	521,875

Paper & Forest Products 0.6%
Domtar Corp., 7.125%, 08/15/2015	500,000	530,000
Georgia-Pacific Corp., 7.00%, 01/15/2015 144A	500,000	520,000

		1,050,000

TELECOMMUNICATION SERVICES 1.7%
Diversified Telecommunication Services 0.5%
Qwest Corp., 8.375%, 05/01/2016	280,000	319,200
Windstream Corp., 8.125%, 08/01/2013	500,000	522,500

		841,700

Wireless Telecommunication Services 1.2%
Alltel Corp., 7.00%, 07/01/2012	350,000	389,269
American Tower Corp., 7.00%, 10/15/2017	515,000	575,513
Crown Castle International Corp., 7.125%, 11/01/2019	500,000	502,500
Sprint Nextel Corp., 6.00%, 12/01/2016	500,000	461,250

		1,928,532

UTILITIES 1.3%
Electric Utilities 1.0%
IPALCO Enterprises, Inc., 7.25%, 04/01/2016 144A	500,000	523,750
Mirant North America, LLC, 7.375%, 12/31/2013	500,000	513,750
NRG Energy, Inc., 7.375%, 02/01/2016	500,000	495,000

		1,532,500

Gas Utilities 0.3%
Suburban Propane Partners, LP, 7.375%, 03/15/2020	500,000	510,000

Total Corporate Bonds (cost $46,383,955)		43,188,875

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 1.8%
FIXED-RATE 1.8%
Banc of America Mtge. Securities, Inc., Ser. 2005-D, Class 2A6, 4.78%, 05/25/2035 (cost $3,168,030)	3,255,000	2,960,408

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 2.3%
FLOATING-RATE 2.3%
Merrill Lynch Countrywide Comml. Mtge. Trust, Ser. 2007-8, Class A3, 6.16%, 07/12/2017	$1,030,000	$1,040,499
Washington Mutual, Inc. Mtge. Pass-Through Cert.:
Ser. 2006-AR17, Class 1A1B, 1.44%, 12/25/2046	2,134,643	714,834
Ser. 2007-HY7, Class 3A2, 5.82%, 07/25/2037	2,394,705	1,977,375

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $5,470,955)		3,732,708

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATIONS 0.1%
FIXED-RATE 0.1%
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027 (cost $179,923)	175,147	174,473

U.S. TREASURY OBLIGATIONS 27.4%
U.S. Treasury Bonds:
3.625%, 02/15/2020	5,700,000	5,683,077
4.375%, 11/15/2039	3,700,000	3,607,500
4.625%, 02/15/2040	3,640,000	3,697,443
U.S. Treasury Notes:
0.75%, 11/30/2011	5,810,000	5,809,547
1.00%, 12/31/2011	1,075,000	1,078,485
1.375%, 02/15/2013	7,510,000	7,504,135
1.75%, 03/31/2014	8,165,000	8,096,749
2.125%, 11/30/2014	1,510,000	1,501,153
2.375%, 02/28/2015	580,000	580,365
2.50%, 03/31/2015	1,120,000	1,125,600
2.75%, 11/30/2016	5,450,000	5,361,437

Total U.S. Treasury Obligations (cost $43,901,859)		44,045,491

YANKEE OBLIGATIONS – CORPORATE 6.8%
CONSUMER DISCRETIONARY 0.8%
Media 0.8%
British Sky Broadcasting Group plc, 9.50%, 11/15/2018 144A	635,000	825,178
Videotron, Ltd., 9.125%, 04/15/2018	500,000	555,000

		1,380,178

ENERGY 0.4%
Energy Equipment & Services 0.4%
Weatherford International, Ltd., 9.625%, 03/01/2019	485,000	627,248

FINANCIALS 3.4%
Capital Markets 1.0%
FMC Finance III SA, 6.875%, 07/15/2017	500,000	518,750
Macquarie Group, Ltd., 6.00%, 01/14/2020 144A	1,000,000	1,021,183

		1,539,933

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS continued
Commercial Banks 1.6%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/2020	$710,000	$706,450
Lloyds TSB Bank plc, 5.80%, 01/13/2020 144A	755,000	748,263
Westpac Banking Corp., 1.90%, 12/14/2012 144A	1,115,000	1,122,166

		2,576,879

Consumer Finance 0.3%
Inmarsat Finance plc, 7.375%, 12/01/2017 144A	500,000	521,250

Diversified Financial Services 0.5%
Dexus Finance Property Group, Ltd., 7.125%, 10/15/2014 144A	700,000	773,516

MATERIALS 1.2%
Metals & Mining 1.2%
ArcelorMittal, 6.125%, 06/01/2018	555,000	598,283
Rio Tinto, Ltd., 9.00%, 05/01/2019	635,000	818,116
Teck Resources, Ltd., 10.25%, 05/15/2016	400,000	482,000

		1,898,399

TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%
Telecom Italia, 7.18%, 06/18/2019	415,000	452,450
Telefonica Emisiones SA, 5.13%, 04/27/2020	495,000	495,491
Telefonos de Mexico SAB de CV, 5.50%, 11/15/2019 144A	660,000	682,686

		1,630,627

Total Yankee Obligations – Corporate (cost $10,742,270)		10,948,030

	Shares	Value

PREFERRED STOCKS 0.0%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
First Republic Capital Corp., 10.50% 144A (cost $55,855)	50	46,250

	Principal Amount	Value

OTHER 0.5%
FINANCIALS 0.5%
Diversified Financial Services 0.5%
JPMorgan Chase & Co., FRN, 7.90%, 04/29/2049 (cost $750,000)	$750,000	787,687

See Notes to Financial Statements

21

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Shares	Value

SHORT-TERM INVESTMENTS 13.9%
MUTUAL FUND SHARES 13.9%
Evergreen Institutional Money Market Fund, Class I, 0.02% q ø ## (cost $22,239,793)	22,239,793	$22,239,793

Total Investments (cost $186,460,873) 113.5%		182,260,010
Other Assets and Liabilities (13.5%)		(21,653,515)

Net Assets 100.0%		$160,606,495

#	When-issued or delayed delivery security
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid (unaudited).
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
TBA	To Be Announced

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2010 (unaudited):

AAA	63.2%
AA	1.4%
A	5.4%
BBB	13.3%
BB	11.1%
B	2.0%
CCC	3.6%

100.0%

The following table shows the percent of total bonds based on effective maturity as of April 30, 2010 (unaudited):

Less than 1 year	6.6%
1 to 3 year(s)	15.0%
3 to 5 years	22.6%
5 to 10 years	44.3%
10 to 20 years	4.2%
20 to 30 years	7.3%

100.0%

See Notes to Financial Statements

22

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010

Assets
Investments in unaffiliated issuers, at value (cost $164,221,080)	$160,020,217
Investments in affiliated issuers, at value (cost $22,239,793)	22,239,793

Total investments	182,260,010
Foreign currency, at value (cost $65)	60
Receivable for securities sold	3,439,942
Principal paydown receivable	588
Receivable for Fund shares sold	18,715
Interest receivable	1,434,049
Prepaid expenses and other assets	177,202

Total assets	187,330,566

Liabilities
Dividends payable	118,386
Payable for securities purchased	26,158,032
Payable for Fund shares redeemed	348,925
Advisory fee payable	4,848
Distribution Plan expenses payable	3,804
Due to other related parties	3,542
Accrued expenses and other liabilities	86,534

Total liabilities	26,724,071

Net assets	$160,606,495

Net assets represented by
Paid-in capital	$217,790,715
Overdistributed net investment income	(154,193)
Accumulated net realized losses on investments	(52,829,159)
Net unrealized losses on investments	(4,200,868)

Total net assets	$160,606,495

Net assets consists of
Class A	$111,191,064
Class B	4,875,700
Class C	13,714,461
Class I	30,825,270

Total net assets	$160,606,495

Shares outstanding (unlimited number of shares authorized)
Class A	9,902,761
Class B	434,238
Class C	1,221,426
Class I	2,745,286

Net asset value per share
Class A	$11.23
Class A — Offering price (based on sales charge of 4.75%)	$11.79
Class B	$11.23
Class C	$11.23
Class I	$11.23

See Notes to Financial Statements

23

STATEMENT OF OPERATIONS

Year Ended April 30, 2010

Investment income
Interest (net of foreign withholding taxes of $4,636)	$7,830,175
Income from affiliated issuers	68,197
Dividends	5,250

Total investment income	7,903,622

Expenses
Advisory fee	675,054
Distribution Plan expenses
Class A	287,561
Class B	56,816
Class C	140,940
Administrative services fee	166,744
Transfer agent fees	457,869
Trustees’ fees and expenses	7,260
Printing and postage expenses	85,505
Custodian and accounting fees	80,332
Registration and filing fees	36,683
Professional fees	60,446
Other	6,151

Total expenses	2,061,361
Less: Expense reductions	(43)
Fee waivers	(250,314)

Net expenses	1,811,004

Net investment income	6,092,618

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(22,394,131)
Affiliated issuers	(72,000)
Foreign currency related transactions	(703,033)
Credit default swap transactions	(248,020)

Net realized losses on investments	(23,417,184)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	43,192,494
Affiliated issuers	287,619
Foreign currency related transactions	451,529
Credit default swap transactions	169,769

Net change in unrealized gains or losses on investments	44,101,411

Net realized and unrealized gains or losses on investments	20,684,227

Net increase in net assets resulting from operations	$26,776,845

See Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2010		2009

Operations
Net investment income		$6,092,618		$12,229,610
Net realized losses on investments		(23,417,184)		(25,683,849)
Net change in unrealized gains or losses on investments		44,101,411		(35,271,751)

Net increase (decrease) in net assets resulting from operations		26,776,845		(48,725,990)

Distributions to shareholders from
Net investment income
Class A		(4,460,501)		(2,024,222)
Class B		(184,471)		(71,321)
Class C		(440,011)		(127,110)
Class I		(1,320,258)		(669,212)
Tax basis return of capital
Class A		(299,560)		(6,236,987)
Class B		(14,818)		(437,360)
Class C		(36,694)		(780,963)
Class I		(83,190)		(1,764,937)

Total distributions to shareholders		(6,839,503)		(12,112,112)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	149,178	1,621,788	190,005	2,158,823
Class B	41,544	443,754	69,908	768,868
Class C	87,376	936,820	156,253	1,637,575
Class I	20,602	221,322	32,810	390,276

		3,223,684		4,955,542

Net asset value of shares issued in reinvestment of distributions
Class A	304,088	3,271,706	508,131	5,637,630
Class B	11,775	126,220	28,958	325,720
Class C	29,055	311,855	51,865	574,540
Class I	74,315	800,131	121,278	1,345,563

		4,509,912		7,883,453

Automatic conversion of Class B shares to Class A shares
Class A	53,972	573,320	126,366	1,313,399
Class B	(53,972)	(573,320)	(126,366)	(1,313,399)

		0		0

Payment for shares redeemed
Class A	(1,753,047)	(19,002,455)	(2,189,480)	(24,849,331)
Class B	(187,890)	(2,029,672)	(366,341)	(4,147,312)
Class C	(263,789)	(2,838,467)	(458,282)	(5,129,146)
Class I	(473,407)	(5,120,341)	(586,652)	(6,666,414)

		(28,990,935)		(40,792,203)

Net decrease in net assets resulting from capital share transactions		(21,257,339)		(27,953,208)

Total decrease in net assets		(1,319,997)		(88,791,310)

See Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2010	2009

Net assets
Beginning of period	$161,926,492	$250,717,802

End of period	$160,606,495	$161,926,492

Undistributed (overdistributed) net investment income	$(154,193)	$284,728

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Core Plus Bond Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares had been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has

27

NOTES TO FINANCIAL STATEMENTS continued

been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of the investment advisor’s analysis of which price estimate (mean or bid) provided the better estimate of value. The estimated impact on the Fund’s net asset value (NAV) per share on the day of the change was a decrease of approximately $0.01.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the

28

NOTES TO FINANCIAL STATEMENTS continued

contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

d. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

f. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions

29

NOTES TO FINANCIAL STATEMENTS continued

as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

h. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or

30

NOTES TO FINANCIAL STATEMENTS continued

market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

i. Total return swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

j. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently

31

NOTES TO FINANCIAL STATEMENTS continued

resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

k. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

l. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, expiration of capital loss carryovers, mortgage paydown gains and losses and swap contracts. During the year ended April 30, 2010, the following amounts were reclassified:

Paid-in capital	$(4,586,978)
Overdistributed net investment income	(126,298)
Accumulated net realized losses on investments	4,713,276

m. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. For the year ended

32

NOTES TO FINANCIAL STATEMENTS continued

April 30, 2010, the advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Wells Capital Management, Inc. (“Wells Capital”), an indirect wholly-owned subsidiary of Wells Fargo, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund. Prior to December 1, 2009, Tattersall Advisory Group, Inc. (an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo) and First International Advisers, LLC (an affiliate of EIMC and a majority-owned subsidiary of Wells Fargo) were investment sub-advisors to the Fund and were paid by EIMC for their services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2010, EIMC voluntarily waived its advisory fee in the amount of $250,314.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2010, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2010, the transfer agent fees were equivalent to an annual rate of 0.27% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo serves as distributor of the Fund’s shares. Prior to January 4, 2010, Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, served as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

33

NOTES TO FINANCIAL STATEMENTS continued

For the year ended April 30, 2010, WFFD and/or EIS received $1,880 from the sale of Class A shares and $12,919 and $12 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2010:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$426,784,246	$81,651,115	$375,414,003	$134,279,728

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Preferred stocks	$0	$46,250	$0	$46,250
Commercial mortgage-backed securities	0	5,536,909	0	5,536,909
Corporate bonds	0	39,566,375	3,622,500	43,188,875
Collateralized mortgage obligations	0	3,314,181	0	3,314,181
Mortgage-backed pass through securities	0	52,152,794	0	52,152,794
U.S. Treasury obligations	44,045,491	0	0	44,045,491
Yankee obligations – corporate	0	10,948,030	0	10,948,030
Other	0	787,687	0	787,687
Short-term investments	22,239,793	0	0	22,239,793

	$66,285,284	$112,352,226	$3,622,500	$182,260,010

Further details on the major security types listed above can be found in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-backed securities	Mortgage-backed securities	Corporate bonds	Total

Balance as of April 30, 2009	$30,000	$37,442	$3,750,000	$3,817,442
Realized gains or losses	(1,156,688)	(2,878,864)	0	(4,035,552)
Change in unrealized gains or losses	1,072,536	2,866,898	(132,579)	3,806,855
Amortization	0	0	5,079	5,079
Net purchases (sales)	54,152	(25,476)	0	28,676
Transfers in and/or out of Level 3	0	0	0	0

Balance as of April 30, 2010	$0	$0	$3,622,500	$3,622,500

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2010	$0	$0	$(132,579)	$(132,579)

On April 30, 2010, the aggregate cost of securities for federal income tax purposes was $186,494,480. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,142,860 and $6,377,330, respectively, with a net unrealized depreciation of $4,234,470.

35

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2010, the Fund had $42,930,299 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2013	2015	2016	2017	2018

$4,295,612	$3,669,132	$4,304,664	$9,072,772	$21,588,119

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2010, the Fund incurred and will elect to defer post-October losses of $9,865,253.

6. DERIVATIVE TRANSACTIONS

During the year ended April 30, 2010, the Fund entered into forward foreign currency exchange contracts for hedging purposes.

As of April 30, 2010, the Fund did not have any open forward foreign currency exchange contracts but had average contract amounts of $6,094,317 and $2,228,151 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended April 30, 2010.

During the year ended April 30, 2010, the Fund entered into credit default swap contracts for hedging and speculative purposes.

As of April 30, 2010, the Fund did not have any open credit default swaps but had an average notional balance of $161,474 during the year ended April 30, 2010.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2010 was as follows:

	Amount of Realized Gains or Losses on Derivatives

	Forward Currency Contracts	Credit Default Swaps	Total

Forward foreign currency contracts	$(682,408)	$0	$(682,408)
Credit contracts	0	(248,020)	(248,020)

	$(682,408)	$(248,020)	$(930,428)

36

NOTES TO FINANCIAL STATEMENTS continued

	Change in Unrealized Gains or Losses on Derivatives

	Forward Currency Contracts	Credit Default Swaps	Total

Forward foreign currency contracts	$453,658	$0	$453,658
Credit contracts	0	169,769	169,769

	$453,658	$169,769	$623,427

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2010, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$4,234,475	$52,795,552	$(154,193)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2010	2009

Ordinary Income	$6,405,241	$2,891,865
Return of Capital	434,262	9,220,247

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment

37

NOTES TO FINANCIAL STATEMENTS continued

performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended April 30, 2010, the Fund had no borrowings under this agreement.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

38

NOTES TO FINANCIAL STATEMENTS continued

In addition, the U.S. District Court for the District of Massachusetts has consolidated three purported class actions into In re Evergreen Ultra Short Opportunities Fund Securities Litigation. The plaintiffs filed a consolidated amended complaint on April 30, 2009 against various Evergreen entities, including EIMC and EIS, the Evergreen funds’ former distributor, and Evergreen Fixed Income Trust and its Trustees. The complaint generally alleges that investors in Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in Ultra Short Fund at different points in time and (iii) the failure of Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund. The complaint seeks damages in an amount to be determined at trial.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

13. REORGANIZATION

At a Special Meeting of Shareholders of the Fund held on April 15, 2010, the shareholders approved a plan to merge the Fund into Wells Fargo Advantage Income Plus Fund. The merger is scheduled to take place on or about July 9, 2010.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Core Plus Bond Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Core Plus Bond Fund as of April 30, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2010

40

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid total distributions of $6,839,503 during the year ended April 30, 2010 of which 93.65% was from ordinary taxable income and 6.35% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2011 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2010.

41

ADDITIONAL INFORMATION (unaudited) continued

SPECIAL MEETING OF SHAREHOLDERS

On April 15, 2010, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1 — To approve the proposed reorganization of the Fund into Wells Fargo Advantage Income Plus Fund, which will be a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted “For”	$78,584,966
Net assets voted “Against”	$3,974,064
Net assets voted “Abstain”	$4,721,243

Proposal 2 — To consider and act upon an investment sub-advisory agreement between Evergreen Investment Company, LLC and Wells Capital Management, Inc.:

Net assets voted “For”	$78,475,762
Net assets voted “Against”	$4,041,419
Net assets voted “Abstain”	$4,763,092

42

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43

TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Shareholder, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

44

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

45

123661 566659 rv7 06/2010

Evergreen Diversified Income Builder Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
25	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

June 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide you with this annual report for Evergreen Diversified Income Builder Fund for the twelve-month period that ended April 30, 2010 (the “period”).

Leading up to the beginning of the period, a series of extraordinary financial and economic events affected the financial markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued through the end of the year. In January 2010, concerns about the sustainability of the economic recovery led to a partial correction, but the markets quickly rebounded and ended the reporting period approximately where they began in 2010.

U.S. economic growth was strong throughout most of the period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) returned to positive growth in the third quarter of 2009, following four consecutive quarters of contraction for the first time in at least 60 years. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. Originally, much of the growth was attributable to government stimulus, raising questions over the sustainability of the recovery. However, in the first quarter of 2010, GDP growth primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports, and nonresidential fixed investment—all signs that growth was finally being led by the private sector, a far more positive indicator of recovery than government-driven growth that is typically inefficient and unsustainable.

Employment data also turned positive during the period, another welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 162,000 jobs in March 2010, the most in three years. The unemployment rate edged down to 9.9% at the end of the period, after having peaked at 10.1% in October 2009—its highest level in more than 25 years. Still, more than 8 million jobs were lost during the recession and the number of long-term unemployed—those out of work for 27 weeks or longer—continued to increase, ending the period at 6.7 million.

In other economic data, industrial production, manufacturing, and consumer sentiment had all improved significantly as the period came to a close. Retail sales strengthened significantly during the period, as well. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in

1

LETTER TO SHAREHOLDERS continued

many areas of the country—spurred in part by the government’s $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

Despite extensive quantitative easing measures by the Federal Reserve Board (the “Fed”), bank lending remained constrained during the period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC’s final statement during the period noted that economic activity continued to strengthen, the labor market was stabilizing, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

Exceptional performance by corporate issues was the big story in the fixed income markets for much of the period as the economy began to gain strength. Treasuries, on the other hand, were characterized by volatility, especially near the end of the period. Factors such as supply, the debt crisis in Greece, and unpredictable economic indicators contributed to price volatility on the longer Treasury notes and bonds. Longer maturities in the corporate and municipal markets generally outperformed longer Treasuries during much of the period.

During the period, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period largely characterized by risk aversion. Evergreen Diversified Income Builder Fund’s manager gradually sold the portfolio’s sizeable position in intermediate-term, investment-grade corporate bonds and reinvested the proceeds in below investment-grade, high yield bonds with comparable intermediate maturities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage

2

LETTER TO SHAREHOLDERS continued

investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting or an adjournment meeting to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, was provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that was mailed in April 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement is also available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of April 30, 2010

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2010.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/14/1987

	Class A	Class B	Class C	Class I
Class inception date	4/14/1987	2/1/1993	2/1/1993	1/13/1997

Nasdaq symbol	EKSAX	EKSBX	EKSCX	EKSYX

Average annual return*

1-year with sales charge	18.95%	18.65%	22.69%	N/A

1-year w/o sales charge	24.93%	23.65%	23.69%	25.68%

5-year	0.45%	0.39%	0.71%	1.66%

10-year	4.54%	4.30%	4.30%	5.33%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Diversified Income Builder Fund Class A shares, reflective of maximum applicable sales charge, versus a similar investment in the BofA Merrill Lynch High Yield Master Index† (BofAMLHYMI), the Evergreen Diversified Income Builder Blended Index (EDIBBI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The BofAMLHYMI, the EDIBBI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

5

FUND AT A GLANCE continued

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Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

The Evergreen Diversified Income Builder Blended Index is composed of the following indexes: BofAMLHYMI (75%) and Russell 1000 (25%).

†	Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of April 30, 2010, and subject to change.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 24.93% for the twelve-month period ended April 30, 2010, excluding any applicable sales charges. During the same period, the BofAMLHYMI returned 42.95%, the EDIBBI returned 42.39% and the Russell 1000 returned 40.21%.

The fund’s objective is to seek high current income from investments in income-producing securities. Secondarily, the fund considers potential for growth of capital in selecting securities.

Investment Process

The 12 months ending April 30, 2010, marked a substantial recovery in the prices of both fixed income securities and equities from multi-year lows scored in March and April of 2009. As stability began to return to the financial markets and economic data started to show signs that the economy was beginning the gradual process of recovery, we began reducing our fixed income holdings of investment-grade, intermediate-term corporate debt, and reinvesting these proceeds in relatively higher-quality, below investment-grade issues. At the time, we felt modestly lower-quality bonds would have the potential to outperform investment-grade bonds because of their higher yields. In addition, many below investment-grade bonds in 2009 were trading at prices moderately below their face value, in contrast to the more limited appreciation potential available in investment-grade issues, which had recovered substantially from their earlier depressed prices.

At the end of April 2009, the portfolio held approximately 83% in fixed income issues and 17% in common stock. At the end of April 2010, as the fund’s fiscal year came to a close, these proportions were little changed, with the fixed income portion at approximately 84% and the common stock portion at approximately 15%.

In our equity sector, we lowered the fund’s holdings in Health Care and modestly increased positions in Energy and Materials during the fiscal year. These changes were made because we believed that resource-based companies would continue to benefit from limited global supply at a time of continuing long-term demand, in spite of short-terms swings, both positive and negative, in prices of these commodities. We added to Telecommunications Services and Utilities, believing that the sectors had become somewhat undervalued as many investors focused on economically sensitive sectors in which to invest. We currently believe these more conservative sectors potentially may experience capital appreciation as their earnings grow in the remainder of calendar 2010.

Over the fund’s past fiscal year, we gradually sold the portfolio’s sizeable position in intermediate-term, investment-grade corporate bonds and reinvested the proceeds in below investment-grade, high yield bonds with comparable intermediate maturities. We judged the extra yield available from relatively lower quality bonds would potentially provide greater return, especially in an expanding economy with the prospect of declining default rates over the course of calendar 2010.

7

PORTFOLIO MANAGER COMMENTARY continued

Contributors to Performance

Among the fund’s equity holdings, issues in the cyclical Materials, Industrials, and Financials sectors scored the highest annual gains. In the Materials sector, mining company Cliffs Natural Resources, steel producer United States Steel, and specialty chemicals producer FMC all advanced in price. Industrial companies Flowserve and Joy Global contributed to performance. Financial sector holdings PNC Financial Services, U.S. Bancorp, and Bank of America all contributed above-market returns. The fund also benefitted from acquisitions of two companies whose stocks were held in the fund: Foundation Coal by Alpha Natural, and XTO by Exxon.

Virtually all of the fund’s fixed income holdings also went up significantly in price over the fiscal year, although not typically as much as the increases scored by the relatively more volatile holdings among the equities. Bond prices rallied as yield spreads narrowed substantially versus risk-free yields, the result of liquidity being restored to the corporate bond market. Convertible bond holding Patriot Coal had notable appreciation among the fund’s bond holdings, reflecting gains both from an increase in the underlying stock price, and narrowing yield spreads for riskier corporate bonds compared to those of risk-free rates.

Detractors from Performance

Because of the strong recovery in the financial markets, relatively few holdings had price declines. Monsanto, a leading agricultural seed company, declined due to concerns about slowing demand and pricing pressure in several of its markets. The stock of Baxter International, a leading drug and medical equipment company, declined somewhat due to concerns about slowing future growth in some of its products. Bonds of consumer products company Church & Dwight and grocers Safeway and Kroger had only modest price appreciation, in contrast to higher price gains from more economically sensitive corporate bonds.

Portfolio Management Outlook

We currently expect that the economy to continue to grow modestly over the balance of the calendar year, and equity prices may well reflect this trend of muted growth. At present, we continue to be optimistic about the prospects of companies that would directly benefit from the very strong growth in rapidly growing emerging markets, especially Energy and Materials companies, which control some of the world’s limited supply of natural resources, and Industrial companies with unique products and services serving the growing infrastructure, energy, and productivity demands in the global economy.

On the fixed income side, our current view is that a continued modest economic recovery may bring with it the likelihood that the yields of risk-free Treasury securities might remain at historically low levels. As a result, corporate bonds, especially below investment-grade, speculative-quality bonds, have a reasonable potential of offering similar returns to those achieved by equities over the next few quarters. The fund’s fixed

8

PORTFOLIO MANAGER COMMENTARY continued

income holdings at the end of April, 2010, remained concentrated in the upper tier of high yield corporate bonds, rated BB or B+.1 We currently believe bonds with these ratings offer reasonable investment value, with yields well above that of same-maturity, risk-free fixed income issues, and also have the potential for further modest capital appreciation should yield spreads shrink versus risk-free alternative investments. The fund’s bond holdings at the end of this fiscal year emphasized issues of Industrial and Materials companies, as well as utilities and telecommunications corporations. We currently believe companies in these sectors have attractive long-term investment characteristics, despite occasional periods of economic slowdowns.

1	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	11/1/2009	4/30/2010	During Period*

Actual
Class A	$1,000.00	$1,081.58	$5.57
Class B	$1,000.00	$1,077.37	$9.43
Class C	$1,000.00	$1,077.47	$9.43
Class I	$1,000.00	$1,084.04	$4.29
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.44	$5.41
Class B	$1,000.00	$1,015.72	$9.15
Class C	$1,000.00	$1,015.72	$9.15
Class I	$1,000.00	$1,020.68	$4.16

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.08% for Class A, 1.83% for Class B, 1.83% for Class C and 0.83% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.58	$6.06	$6.40	$6.32	$6.53

Income from investment operations
Net investment income	0.25	0.26	0.27 [1]	0.33 [1]	0.29 [1]
Net realized and unrealized gains or losses on investments	0.87	(1.45)	(0.35)	0.08	(0.19)

Total from investment operations	1.12	(1.19)	(0.08)	0.41	0.10

Distributions to shareholders from
Net investment income	(0.24)	(0.26)	(0.26)	(0.31)	(0.31)
Net realized gains	0	(0.03)	0	0	0
Tax basis return of capital	0	0	0	(0.02)	0

Total distributions to shareholders	(0.24)	(0.29)	(0.26)	(0.33)	(0.31)

Net asset value, end of period	$5.46	$4.58	$6.06	$6.40	$6.32

Total return[2]	24.93%	(19.64)%	(1.26)%	6.71%	1.59%

Ratios and supplemental data
Net assets, end of period (thousands)	$146,340	$108,773	$145,924	$170,804	$199,501
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.07%	1.07%	1.11%	1.16%	1.17%
Expenses excluding waivers/reimbursements and expense reductions	1.07%	1.07%	1.16%	1.20%	1.18%
Net investment income	4.96%	5.15%	4.41%	5.17%	4.57%
Portfolio turnover rate	55%	57%	125%	128%	100%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.60	$6.08	$6.42	$6.34	$6.55

Income from investment operations
Net investment income	0.21 [1]	0.22 [1]	0.23 [1]	0.28 [1]	0.25 [1]
Net realized and unrealized gains or losses on investments	0.87	(1.45)	(0.36)	0.09	(0.19)

Total from investment operations	1.08	(1.23)	(0.13)	0.37	0.06

Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.21)	(0.27)	(0.27)
Net realized gains	0	(0.03)	0	0	0
Tax basis return of capital	0	0	0	(0.02)	0

Total distributions to shareholders	(0.20)	(0.25)	(0.21)	(0.29)	(0.27)

Net asset value, end of period	$5.48	$4.60	$6.08	$6.42	$6.34

Total return[2]	23.65%	(19.99)%	(1.97)%	5.94%	0.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$17,379	$19,309	$37,459	$54,955	$71,860
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.81%	1.86%	1.90%	1.87%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.81%	1.86%	1.90%	1.87%
Net investment income	4.18%	4.33%	3.68%	4.43%	3.85%
Portfolio turnover rate	55%	57%	125%	128%	100%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.60	$6.07	$6.41	$6.33	$6.54

Income from investment operations
Net investment income	0.22	0.22 [1]	0.22 [1]	0.28 [1]	0.25 [1]
Net realized and unrealized gains or losses on investments	0.85	(1.44)	(0.35)	0.09	(0.19)

Total from investment operations	1.07	(1.22)	(0.13)	0.37	0.06

Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.21)	(0.27)	(0.27)
Net realized gains	0	(0.03)	0	0	0
Tax basis return of capital	0	0	0	(0.02)	0

Total distributions to shareholders	(0.20)	(0.25)	(0.21)	(0.29)	(0.27)

Net asset value, end of period	$5.47	$4.60	$6.07	$6.41	$6.33

Total return[2]	23.69%	(20.03)%	(1.98)%	5.94%	0.88%

Ratios and supplemental data
Net assets, end of period (thousands)	$93,423	$57,096	$61,229	$55,110	$65,322
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.82%	1.85%	1.90%	1.88%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.82%	1.85%	1.90%	1.88%
Net investment income	4.22%	4.41%	3.63%	4.43%	3.86%
Portfolio turnover rate	55%	57%	125%	128%	100%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I	2010	2009	2008	2007	2006

Net asset value, beginning of period	$4.48	$5.96	$6.30	$6.22	$6.43

Income from investment operations
Net investment income	0.27	0.26	0.28 [1]	0.34 [1]	0.31 [1]
Net realized and unrealized gains or losses on investments	0.86	(1.45)	(0.35)	0.08	(0.19)

Total from investment operations	1.13	(1.19)	(0.07)	0.42	0.12

Distributions to shareholders from
Net investment income	(0.25)	(0.26)	(0.27)	(0.32)	(0.33)
Net realized gains	0	(0.03)	0	0	0
Tax basis return of capital	0	0	0	(0.02)	0

Total distributions to shareholders	(0.25)	(0.29)	(0.27)	(0.34)	(0.33)

Net asset value, end of period	$5.36	$4.48	$5.96	$6.30	$6.22

Total return	25.68%	(19.85)%	(1.09)%	7.02%	1.84%

Ratios and supplemental data
Net assets, end of period (thousands)	$195,418	$58,710	$24,944	$17,861	$20,424
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.82%	0.84%	0.85%	0.90%	0.88%
Expenses excluding waivers/reimbursements and expense reductions	0.82%	0.84%	0.85%	0.90%	0.88%
Net investment income	5.31%	5.65%	4.66%	5.43%	4.88%
Portfolio turnover rate	55%	57%	125%	128%	100%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS 79.9%
CONSUMER DISCRETIONARY 4.4%
Media 4.4%
Cablevision Systems Corp., 8.00%, 04/15/2020	$15,500,000	$15,771,250
New Communications Holdings, 8.50%, 04/15/2020 144A	4,000,000	4,120,000

		19,891,250

ENERGY 8.8%
Energy Equipment & Services 1.3%
Bristow Group, Inc., 7.50%, 09/15/2017	6,000,000	6,067,500

Oil, Gas & Consumable Fuels 7.5%
Consol Energy, Inc., 8.25%, 04/01/2020 144A	10,300,000	10,969,500
Murray Energy Corp., 10.25%, 10/15/2015 144A	18,160,000	18,886,400
Peabody Energy Corp., 5.875%, 04/15/2016	4,025,000	4,004,875

		33,860,775

FINANCIALS 1.5%
Consumer Finance 0.3%
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	1,275,000	1,249,500

Real Estate Management & Development 1.2%
Forest City Enterprises, Inc., 6.50%, 02/01/2017	6,900,000	5,692,500

HEALTH CARE 1.9%
Life Sciences Tools & Services 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 09/15/2016	8,000,000	8,540,000

INDUSTRIALS 16.6%
Commercial Services & Supplies 0.9%
Clean Harbors, Inc., 7.625%, 08/15/2016	4,000,000	4,165,000

Electrical Equipment 6.3%
Baldor Electric Co., 8.625%, 02/15/2017	13,700,000	14,487,750
Belden, Inc., 7.00%, 03/15/2017	5,636,000	5,551,460
General Cable Corp., 7.125%, 04/01/2017	8,450,000	8,460,562

		28,499,772

Machinery 9.4%
Actuant Corp., 6.875%, 06/15/2017	15,500,000	15,325,625
Oshkosh Corp., 8.50%, 03/01/2020 144A	12,385,000	13,035,212
SPX Corp., 7.625%, 12/15/2014	13,100,000	13,853,250

		42,214,087

MATERIALS 28.6%
Chemicals 7.8%
Huntsman Corp., 8.625%, 03/15/2020 144A	20,000,000	20,200,000
Koppers Holdings, Inc., 7.875%, 12/01/2019 144A	14,750,000	15,192,500

		35,392,500

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 10.1%
Ball Corp.:
6.625%, 03/15/2018	$12,100,000	$12,311,750
6.75%, 09/15/2020	3,000,000	3,067,500
Crown Americas, Inc.:
7.625%, 05/15/2017 144A	7,000,000	7,288,750
7.75%, 11/15/2015	8,369,000	8,682,838
Greif, Inc.:
6.75%, 02/01/2017	6,150,000	6,196,125
7.75%, 08/01/2019	7,750,000	8,156,875

		45,703,838

Metals & Mining 10.7%
AK Steel Holding Corp., 7.625%, 05/15/2020	5,000,000	5,150,000
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/2017	10,010,000	11,223,712
Steel Dynamics, Inc.:
7.625%, 03/15/2020 144A	7,350,000	7,607,250
7.75%, 04/15/2016	13,400,000	13,986,250
United States Steel Corp., 7.375%, 04/01/2020	10,000,000	10,275,000

		48,242,212

TELECOMMUNICATION SERVICES 9.1%
Diversified Telecommunication Services 9.1%
Frontier Communications Corp., 8.125%, 10/01/2018	16,600,000	17,015,000
Global Crossing, Ltd., 12.00%, 09/15/2015 144A	15,100,000	16,949,750
SBA Telecommunications, Inc., 8.25%, 08/15/2019 144A	6,825,000	7,319,813

		41,284,563

UTILITIES 9.0%
Electric Utilities 6.0%
Allegheny Energy, Inc., 6.875%, 09/01/2023	4,140,000	4,125,435
Edison Mission Energy, 7.00%, 05/15/2017	7,020,000	5,115,825
NRG Energy, Inc.:
7.25%, 02/01/2014	250,000	253,438
7.375%, 02/01/2016	4,800,000	4,752,000
7.375%, 01/15/2017	13,000,000	12,805,000

		27,051,698

Independent Power Producers & Energy Traders 3.0%
AES Corp.:
7.75%, 03/01/2014	1,425,000	1,449,937
8.00%, 10/15/2017	7,125,000	7,338,750
8.00%, 06/01/2020	4,815,000	4,935,375

		13,724,062

Total Corporate Bonds (cost $350,535,027)		361,579,257

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Shares	Value

COMMON STOCKS 15.9%
ENERGY 5.9%
Energy Equipment & Services 0.6%
Cameron International Corp. *	35,000	$1,381,100
National Oilwell Varco, Inc.	10,000	440,300
Noble Corp.	20,000	789,800
Pride International, Inc.	10,000	303,300

		2,914,500

Oil, Gas & Consumable Fuels 5.3%
Alpha Natural Resources, Inc. *	8,001	376,687
Anadarko Petroleum Corp.	15,000	932,400
Cenovus Energy, Inc.	90,000	2,637,000
Consol Energy, Inc.	25,000	1,117,000
EnCana Corp., ADR	130,000	4,299,100
Kinder Morgan Energy Partners, LP	167,000	11,270,830
Massey Energy Co.	4,000	146,520
Occidental Petroleum Corp.	25,000	2,216,500
Peabody Energy Corp.	20,000	934,400

		23,930,437

FINANCIALS 2.0%
Capital Markets 0.3%
Bank of New York Mellon Corp.	10,000	311,300
Northern Trust Corp.	20,000	1,099,600

		1,410,900

Commercial Banks 1.6%
PNC Financial Services Group, Inc.	50,000	3,360,500
U.S. Bancorp	150,000	4,015,500

		7,376,000

Diversified Financial Services 0.0%
Bank of America Corp.	4,000	71,320

Real Estate Investment Trusts (REITs) 0.1%
Washington Real Estate Investment Trust	10,000	322,531

HEALTH CARE 1.4%
Biotechnology 0.2%
Gen-Probe, Inc. *	15,000	710,850

Health Care Equipment & Supplies 0.1%
Baxter International, Inc.	10,000	472,200

Health Care Providers & Services 0.3%
Owens & Minor, Inc.	37,500	1,179,375

Life Sciences Tools & Services 0.8%
Bio-Rad Laboratories, Inc., Class A *	15,000	1,675,350
Covance, Inc. *	5,000	285,700

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Life Sciences Tools & Services continued
Illumina, Inc. *	30,000	$1,256,100
Life Technologies Corp. *	10,000	547,100

		3,764,250

INDUSTRIALS 0.8%
Electrical Equipment 0.2%
Ametek, Inc.	20,000	865,000

Machinery 0.6%
Donaldson Co., Inc.	25,000	1,157,500
Flowserve Corp.	7,000	802,060
IDEX Corp.	25,000	840,000

		2,799,560

INFORMATION TECHNOLOGY 1.1%
Electronic Equipment, Instruments & Components 1.1%
Amphenol Corp., Class A	107,000	4,944,470

MATERIALS 3.4%
Chemicals 0.4%
FMC Corp.	5,000	318,200
Monsanto Co.	25,000	1,576,500

		1,894,700

Metals & Mining 3.0%
Cliffs Natural Resources, Inc.	50,000	3,126,500
Freeport-McMoRan Copper & Gold, Inc.	100,000	7,553,000
Nucor Corp.	5,000	226,600
Steel Dynamics, Inc.	28,000	439,880
United States Steel Corp.	35,000	1,913,100

		13,259,080

TELECOMMUNICATION SERVICES 0.3%
Diversified Telecommunication Services 0.1%
Global Crossing, Ltd. *	47,000	697,950

Wireless Telecommunication Services 0.2%
American Tower Corp., Class A *	20,000	816,200

UTILITIES 1.0%
Electric Utilities 0.6%
NRG Energy, Inc. *	70,000	1,691,900
Southern Co.	35,000	1,209,600

		2,901,500

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Gas Utilities 0.4%
National Fuel Gas Co.	20,000	$1,040,400
Questar Corp.	15,000	719,250

		1,759,650

Total Common Stocks (cost $66,146,768)		72,090,473

	Principal Amount	Value

CONVERTIBLE DEBENTURES 2.8%
ENERGY 2.5%
Oil, Gas & Consumable Fuels 2.5%
Patriot Coal Corp., 3.25%, 05/31/2013	$12,455,000	10,991,538

INDUSTRIALS 0.3%
Electrical Equipment 0.3%
General Cable Corp., 1.00%, 10/15/2012	1,700,000	1,419,500

Total Convertible Debentures (cost $10,629,879)		12,411,038

	Shares	Value

SHORT-TERM INVESTMENTS 2.5%
MUTUAL FUND SHARES 2.5%
Evergreen Institutional Money Market Fund, Class I, 0.01% q ø (cost $11,364,509)	11,364,509	11,364,509

Total Investments (cost $438,676,183) 101.1%		457,445,277
Other Assets and Liabilities (1.1%)		(4,884,748)

Net Assets 100.0%		$452,560,529

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

April 30, 2010

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2010 (unaudited):

BBB	4.1%
BB	48.5%
B	32.6%
CCC	10.5%
NR	4.3%

100.0%

The following table shows the percent of total bonds based on effective maturity as of April 30, 2010 (unaudited):

1 to 3 year(s)	0.5%
3 to 5 years	28.4%
5 to 10 years	66.7%
10 to 20 years	4.4%

100.0%

See Notes to Financial Statements

20

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010

Assets
Investments in unaffiliated issuers, at value (cost $427,311,674)	$446,080,768
Investments in affiliated issuers, at value (cost $11,364,509)	11,364,509

Total investments	457,445,277
Foreign currency, at value (cost $130)	105
Receivable for securities sold	542,750
Receivable for Fund shares sold	3,019,154
Dividends and interest receivable	6,495,498
Prepaid expenses and other assets	74,762

Total assets	467,577,546

Liabilities
Dividends payable	393,495
Payable for securities purchased	12,572,670
Payable for Fund shares redeemed	1,938,311
Advisory fee payable	16,167
Distribution Plan expenses payable	12,115
Due to other related parties	4,127
Accrued expenses and other liabilities	80,132

Total liabilities	15,017,017

Net assets	$452,560,529

Net assets represented by
Paid-in capital	$471,512,127
Undistributed net investment income	2,201,358
Accumulated net realized losses on investments	(39,922,025)
Net unrealized gains on investments	18,769,069

Total net assets	$452,560,529

Net assets consists of
Class A	$146,340,231
Class B	17,379,327
Class C	93,422,948
Class I	195,418,023

Total net assets	$452,560,529

Shares outstanding (unlimited number of shares authorized)
Class A	26,793,535
Class B	3,170,279
Class C	17,072,950
Class I	36,448,839

Net asset value per share
Class A	$5.46
Class A — Offering price (based on sales charge of 4.75%)	$5.73
Class B	$5.48
Class C	$5.47
Class I	$5.36

See Notes to Financial Statements

21

STATEMENT OF OPERATIONS

Year Ended April 30, 2010

Investment income
Interest	$17,739,524
Dividends (net of foreign withholding taxes of $29,592)	898,221
Income from affiliated issuers	2,195

Total investment income	18,639,940

Expenses
Advisory fee	1,328,356
Distribution Plan expenses
Class A	320,540
Class B	190,055
Class C	820,106
Administrative services fee	308,053
Transfer agent fees	595,675
Trustees’ fees and expenses	13,804
Printing and postage expenses	57,688
Custodian and accounting fees	85,181
Registration and filing fees	59,507
Professional fees	63,768
Other	4,240

Total expenses	3,846,973
Less: Expense reductions	(62)

Net expenses	3,846,911

Net investment income	14,793,029

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	3,171,786
Foreign currency related transactions	(8,437)

Net realized gains on investments	3,163,349

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	48,240,771
Foreign currency related transactions	7,368

Net change in unrealized gains or losses on investments	48,248,139

Net realized and unrealized gains or losses on investments	51,411,488

Net increase in net assets resulting from operations	$66,204,517

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2010		2009

Operations
Net investment income		$14,793,029		$11,018,503
Net realized gains or losses on investments		3,163,349		(35,973,380)
Net change in unrealized gains or losses on investments		48,248,139		(21,678,560)

Net increase (decrease) in net assets resulting from operations		66,204,517		(46,633,437)

Distributions to shareholders from
Net investment income
Class A		(6,054,088)		(5,843,936)
Class B		(753,817)		(1,107,391)
Class C		(3,258,575)		(2,309,635)
Class I		(3,938,319)		(1,782,615)
Net realized gains
Class A		0		(679,006)
Class B		0		(145,108)
Class C		0		(312,379)
Class I		0		(213,200)

Total distributions to shareholders		(14,004,799)		(12,393,270)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	7,788,861	40,089,433	5,437,123	25,304,007
Class B	598,617	2,935,028	746,496	3,687,692
Class C	7,365,595	36,940,718	6,104,891	28,528,387
Class I	31,550,162	163,978,015	14,303,132	61,437,370

		243,943,194		118,957,456

Net asset value of shares issued in reinvestment of distributions
Class A	821,420	4,228,814	854,025	4,094,495
Class B	86,580	445,293	135,310	654,590
Class C	373,297	1,928,471	281,364	1,337,902
Class I	752,347	3,838,152	375,114	1,681,296

		10,440,730		7,768,283

Automatic conversion of Class B shares to Class A shares
Class A	521,370	2,604,350	660,840	3,273,710
Class B	(519,004)	(2,604,350)	(658,306)	(3,273,710)

		0		0

Payment for shares redeemed
Class A	(6,076,640)	(31,217,710)	(7,295,744)	(36,093,794)
Class B	(1,189,833)	(6,125,697)	(2,191,610)	(10,779,039)
Class C	(3,086,766)	(16,094,906)	(4,053,021)	(19,046,079)
Class I	(8,946,025)	(44,473,457)	(5,770,388)	(27,446,867)

		(97,911,770)		(93,365,779)

Net increase in net assets resulting from capital share transactions		156,472,154		33,359,960

Total increase (decrease) in net assets		208,671,872		(25,666,747)

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2010	2009

Net assets
Beginning of period	$243,888,657	$269,555,404

End of period	$452,560,529	$243,888,657

Undistributed net investment income	$2,201,358	$1,433,525

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Diversified Income Builder Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares had been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

25

NOTES TO FINANCIAL STATEMENTS continued

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of the investment advisor’s analysis of which price estimate (mean or bid) provided the better estimate of value. The estimated impact on the Fund’s net asset value (NAV) per share on the day of the change was a decrease of approximately $0.02.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26

NOTES TO FINANCIAL STATEMENTS continued

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers. During the year ended April 30, 2010, the following amounts were reclassified:

Paid-in capital	$(27,292,961)
Undistributed net investment income	(20,397)
Accumulated net realized losses on investments	27,313,358

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

27

NOTES TO FINANCIAL STATEMENTS continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Diversified Income Builder Fund, starting at 0.31% and declining to 0.16% as the aggregate average daily net assets increase. Evergreen VA Diversified Income Builder Fund liquidated on April 30, 2010. For the year ended April 30, 2010, the advisory fee was equivalent to an annual rate of 0.43% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2010, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2010, the transfer agent fees were equivalent to an annual rate of 0.19% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo serves as distributor of the Fund’s shares. Prior to January 4, 2010, Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, served as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended April 30, 2010, WFFD and/or EIS received $25,169 from the sale of Class A shares and $33,529 and $12,483 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

28

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $321,744,367 and $168,893,233, respectively, for the year ended April 30, 2010.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$72,090,473	$0	$0	$72,090,473
Convertible debentures	0	12,411,038	0	12,411,038
Corporate bonds	0	361,579,257	0	361,579,257
Short-term investments	11,364,509	0	0	11,364,509

	$83,454,982	$373,990,295	$0	$457,445,277

Further details on the major security types listed above can be found in the Schedule of Investments.

On April 30, 2010, the aggregate cost of securities for federal income tax purposes was $438,698,683. The gross unrealized appreciation and depreciation on securities based on tax cost was $26,887,262 and $8,140,668 respectively, with a net unrealized appreciation of $18,746,594.

29

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2010, the Fund had $37,124,366 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2015	2016	2017	2018

$3,090,558	$1,086,859	$11,963,247	$20,983,702

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2010, the Fund incurred and will elect to defer post-October losses of $2,775,159.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2010, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$2,618,571	$18,746,569	$39,899,525	$(417,213)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $14,004,799 and $12,393,270 of ordinary income for the years ended April 30, 2010 and April 30, 2009, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral

30

NOTES TO FINANCIAL STATEMENTS continued

accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the ended April 30, 2010, the Fund had no borrowings under this agreement.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and

31

NOTES TO FINANCIAL STATEMENTS continued

plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

In addition, the U.S. District Court for the District of Massachusetts has consolidated three purported class actions into In re Evergreen Ultra Short Opportunities Fund Securities Litigation. The plaintiffs filed a consolidated amended complaint on April 30, 2009 against various Evergreen entities, including EIMC and EIS, the Evergreen funds’ former distributor, and Evergreen Fixed Income Trust and its Trustees. The complaint generally alleges that investors in Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in Ultra Short Fund at different points in time and (iii) the failure of Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund. The complaint seeks damages in an amount to be determined at trial.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. REORGANIZATION

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage Diversified Income Builder Fund, which will be a series of Well Fargo Funds Trust created in order to receive the assets of the Fund upon completion of the reorganization, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage Diversified Income Builder Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting were mailed to shareholders of record on March 10, 2010. If approved by the shareholders at this meeting, the reorganization will take place July 2010.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Diversified Income Builder Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Diversified Income Builder Fund as of April 30, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2010

33

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 4.67% of ordinary income dividends paid during the fiscal year ended April 30, 2010 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended April 30, 2010, the Fund designates 6.62% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2010 year-end tax information will be reported on your 2010 Form 1099-DIV, which shall be provided to you in early 2011.

34

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Shareholder, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

36

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

123662 566662 rv7 06/2010

Evergreen High Income Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
32	STATEMENT OF ASSETS AND LIABILITIES
33	STATEMENT OF OPERATIONS
34	STATEMENTS OF CHANGES IN NET ASSETS
36	NOTES TO FINANCIAL STATEMENTS
48	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
49	ADDITIONAL INFORMATION
52	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

June 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide you with this annual report for Evergreen High Income Fund for the twelve-month period that ended April 30, 2010 (the “period”).

Leading up to the beginning of the period, a series of extraordinary financial and economic events affected the financial markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued through the end of the year. In January 2010, concerns about the sustainability of the economic recovery led to a partial correction, but the markets quickly rebounded and ended the reporting period approximately where they began in 2010.

U.S. economic growth was strong throughout most of the period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) returned to positive growth in the third quarter of 2009, following four consecutive quarters of contraction for the first time in at least 60 years. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. Originally, much of the growth was attributable to government stimulus, raising questions over the sustainability of the recovery. However, in the first quarter of 2010, GDP growth primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports, and nonresidential fixed investment—all signs that growth was finally being led by the private sector, a far more positive indicator of recovery than government-driven growth that is typically ineff icient and unsustainable.

Employment data also turned positive during the period, another welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 162,000 jobs in March 2010, the most in three years. The unemployment rate edged down to 9.9% at the end of the period, after having peaked at 10.1% in October 2009—its highest level in more than 25 years. Still, more than 8 million jobs were lost during the recession and the number of long-term unemployed—those out of work for 27 weeks or longer—continued to increase, ending the period at 6.7 million.

In other economic data, industrial production, manufacturing, and consumer sentiment had all improved significantly as the period came to a close. Retail sales strengthened significantly during the period, as well. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in

LETTER TO SHAREHOLDERS continued

many areas of the country—spurred in part by the government’s $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

Despite extensive quantitative easing measures by the Federal Reserve Board (the “Fed”), bank lending remained constrained during the period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC’s final statement during the period noted that economic activity continued to strengthen, the labor market was stabilizing, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

Exceptional performance by corporate issues was the big story in the fixed income markets for much of the period as the economy began to gain strength. Treasuries, on the other hand, were characterized by volatility, especially near the end of the period. Factors such as supply, the debt crisis in Greece, and unpredictable economic indicators contributed to price volatility on the longer Treasury notes and bonds. Longer maturities in the corporate and municipal markets generally outperformed longer Treasuries during much of the period.

During the period, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period largely characterized by risk aversion. Evergreen Diversified Income Builder Fund’s manager gradually sold the portfolio’s sizeable position in intermediate-term, investment-grade corporate bonds and reinvested the proceeds in below investment-grade, high yield bonds with comparable intermediate maturities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage

LETTER TO SHAREHOLDERS continued

investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. The reorganization of the Fund was approved by the Fund’s shareholders at a meeting held in June 2010. It is anticipated that the reorganization of the Fund, if all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, was provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that was mailed in April 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement is also available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

FUND AT A GLANCE

as of April 30, 2010

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Manager:

Andrew Cestone

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2010.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/21/1998	4/14/1998

Nasdaq symbol	EKHAX	EKHBX	EKHCX	EKHYX

Average annual return*

1-year with sales charge	35.47%	36.23%	40.23%	N/A

1-year w/o sales charge	42.27%	41.23%	41.23%	42.62%

5-year	6.00%	5.99%	6.29%	7.35%

10-year	6.13%	5.89%	5.89%	6.95%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen High Income Fund Class A shares, reflective of maximum applicable sales charge, versus a similar investment in the BofA Merrill Lynch High Yield Master Index† (BofAMLHYMI) and the Consumer Price Index (CPI).

The BofAMLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

FUND AT A GLANCE continued

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Loans are subject to risks similar to those associated with other below investment grade bond investments, such as credit risk (e.g. risk of issuer default), below investment grade bond risk (e.g. risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

†      Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of April 30, 2010, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 42.27% for the twelve-month period ended April 30, 2010, excluding any applicable sales charges. During the same period, the BofAMLHYMI returned 42.95%.

The fund’s objective is to seek high income.

Investment Process

The year began on a more positive note, building on the momentum that developed at the end of the prior year. While economic data continued to show weakness, investors focused on more positive data that helped support the notion that the economy had stabilized and that positive economic growth was just around the corner. Increased government spending and inventory rebuilding helped support the economy, but a rebound in consumer spending, which accounts for two-thirds of gross domestic product (GDP) was further off. The consumer continued to deleverage and increase savings, but that process was hampered by rising unemployment, continued weakness in housing, and rising energy costs. GDP growth returned to positive territory as the period progressed, providing further support to the financial markets. Investor confidence in the stability of the financial system seemed to grow and risk aversion abated even further. This led to declines in risk premiums across the financial markets, especially in the fixed income sector.

The high yield market started the fiscal year off on a very strong note and that performance continued for most of the period. The high yield market benefitted from solid technical and fundamental factors. After significant underperformance in the prior year, the yield spread on the high yield market was at record levels. While some of this was due to the uncertainty surrounding defaults, many high yield names were trading at levels significantly below their fundamental value. Following the lead of the equity markets, high yield posted gains early in the period and gained more momentum as the year went on. As investors became more comfortable with adding risk, the lower quality and more battered sectors of the high yield market began to see significant outperformance. While the high yield default rate climbed for most of the year, investors began to reduce their estimates of where it would peak. The default rate reached a peak of 14.5% in November, well above the 12.1% peak reached in 1991. Later in the period, the default rate began to decline, falling to 12.7% at the end of the fiscal year. Even though the default rate currently remains historically high, the market benefited as expectations eased. The market continued to be supported by strong technicals, as solid new issuance was met with strong demand from investors looking for yield and total return opportunities. Mutual fund flows were positive in most months and this helped support a very strong new-issue calendar. New issuance also reached record levels as companies looked to refinance existing bonds and bank debt. In fact, the bulk of new issuance in the period was for the refinancing of existing debt.

The fund maintained a somewhat more defensive posture for much of the fiscal year. While expectations for the overall default rate came down as the period progressed, there

PORTFOLIO MANAGER COMMENTARY continued

were still a large number of low-quality issuers (CCC-rated and below) at the end of the period that needed to refinance debt in the next few years.1 With prices up and risk of default still high, these names did not offer a good risk-reward trade-off and the fund remained underweight. The fund continued to own bank debt in some of the lower-quality names. Bank debt is generally secured and therefore higher rated than public debt; in the current market, it tends to offer much better upside potential without as much downside price risk. The fund also continued to take advantage of opportunities in higher-quality corporate bonds in the investment-grade universe.

Contributors to Performance

The fund invested in closed end bond funds during the year, focusing on funds with prices trading at a significant discount to net asset value (NAV). This exposure was a key contributor to performance for the period as those discounts to NAV narrowed. The investment-grade corporate market also experienced a strong rally. The fund maintained an overweight to some BBB rated corporate names, particularly in the higher beta sectors.1 The strong performance in this area enhanced returns. While bank debt lagged high yield bonds, the fund did benefit from owning the debt of several companies at or near bankruptcy, where the downside risk to prices was minimal while upside potential was strong. In particular, the fund’s exposure to the bank debt of Charter Communications added value as the company restructured and exited bankruptcy. The exposure to the debt of Lyondell Chemical also added to returns. As part of a more defensive posture, the fund maintained an overweight relative to the market benchmark in short duration bonds. While these bonds provided attractive yields, they also benefited from the flurry of refinancing activity seen year-to-date.

Detractors from Performance

Given the economic uncertainty and expectations that high yield defaults would continue to rise, the fund maintained a defensive position. This included an underweight to CCC-and B-rated paper. In this year’s rally, where the most beaten up areas of the market recovered the most, CCC-rated bonds outperformed higher quality bonds.1 The fund’s underweight to this area was one of the primary detractors from returns. At the security level, the fund had avoided some of the worst performing names in the prior year due to concerns about underlying fundamentals and downside price risk. But as these bonds rallied off the bottom, the fund’s lack of exposure to them negatively impacted performance. Much like with CCC-rated issues, these underperforming names provided some of the best performance without necessarily seeing an improvement in fundamental value.1 The fund had a modest underweight in building materials, REITS, gaming, other retail and services. These were some of the best performing areas of the market and the underweight held back returns. Prices on many of these names rose dramatically over the past year and at this point offer more downside risk to the fund; therefore, the fund currently is underweight. The high yield market also saw a rally in housing related sectors, as the economic data seems to suggest that housing may have bottomed. The fund was underweight to these sectors, such as building materials and homebuilding, and this

PORTFOLIO MANAGER COMMENTARY continued

underweight detracted from returns. Although bank loans performed very well for the year, they did not keep up with the rest of the high yield market. The fund’s overweight to loans was a slight detractor.

Portfolio Management Outlook

The high yield market has experienced record returns over the last 15 months, driven by a recovery in some of the highest yielding areas of the market. The market appears to be looking through current economic concerns is pricing for a more positive environment in the future. While high yield defaults have begun to decline the risk of default still remains quite high relative to the current level of spreads. Given the strength of the rally, it is possible that the market may pause or give back some gains over the next few quarters. We believe that while spreads may be volatile, they may continue to tighten, especially as the default rate comes down. However, much of the better news on the economy and defaults is already built into market pricing. The high yield market at current levels seems to have more downside risk than upside opportunity and therefore we expect to remain somewhat defensive. This includes overweight’s higher quality names in investment grade universe. The fund is likely to remain underweight the riskiest CCC names in the index and focus on better positioned BB and B rated names.1 The fund will continue to look for opportunities in bank debt of companies that are at or near bankruptcy, where the pricing is attractive and the downside risk in minimized. As always our focus remains on uncovering bonds where upside price potential outweighs the down-side risk to prices and this continues to drive security selection.

1	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	11/1/2009	4/30/2010	During Period*

Actual
Class A	$1,000.00	$1,114.14	$5.87
Class B	$1,000.00	$1,110.06	$9.78
Class C	$1,000.00	$1,110.06	$9.78
Class I	$1,000.00	$1,115.51	$4.56
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.24	$5.61
Class B	$1,000.00	$1,015.52	$9.35
Class C	$1,000.00	$1,015.52	$9.35
Class I	$1,000.00	$1,020.48	$4.36

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.12% for Class A, 1.87% for Class B, 1.87% for Class C and 0.87% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2010	2009	2008	2007	2006

Net asset value, beginning of period	$2.39	$3.13	$3.40	$3.31	$3.32

Income from investment operations
Net investment income	0.25	0.27	0.25	0.24 [1]	0.23
Net realized and unrealized gains or losses on investments	0.72	(0.76)	(0.28)	0.09	0

Total from investment operations	0.97	(0.49)	(0.03)	0.33	0.23

Distributions to shareholders from
Net investment income	(0.26)	(0.25)	(0.24)	(0.24)	(0.24)

Net asset value, end of period	$3.10	$2.39	$3.13	$3.40	$3.31

Total return[2]	42.27%	(15.50)%	(0.92)%	10.35%	7.01%

Ratios and supplemental data
Net assets, end of period (thousands)	$292,039	$217,199	$270,758	$335,411	$388,523
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.13%	1.08%	1.07%	1.06%	1.04%
Expenses excluding waivers/reimbursements and expense reductions	1.14%	1.22%	1.12%	1.10%	1.05%
Net investment income	8.96%	10.60%	7.82%	7.19%	6.95%
Portfolio turnover rate	129%	119%	110%	48%	67%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2010	2009	2008	2007	2006

Net asset value, beginning of period	$2.39	$3.13	$3.40	$3.31	$3.32

Income from investment operations
Net investment income	0.22	0.25 [1]	0.22	0.21 [1]	0.21 [1]
Net realized and unrealized gains or losses on investments	0.73	(0.76)	(0.28)	0.09	(0.01)[2]

Total from investment operations	0.95	(0.51)	(0.06)	0.30	0.20

Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.21)	(0.21)	(0.21)

Net asset value, end of period	$3.10	$2.39	$3.13	$3.40	$3.31

Total return[3]	41.23%	(16.13)%	(1.65)%	9.55%	6.27%

Ratios and supplemental data
Net assets, end of period (thousands)	$54,017	$58,429	$108,327	$150,609	$176,663
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.88%	1.83%	1.82%	1.80%	1.75%
Expenses excluding waivers/reimbursements and expense reductions	1.89%	1.97%	1.82%	1.80%	1.75%
Net investment income	8.29%	9.70%	7.06%	6.46%	6.25%
Portfolio turnover rate	129%	119%	110%	48%	67%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2010	2009	2008	2007	2006

Net asset value, beginning of period	$2.39	$3.13	$3.40	$3.31	$3.32

Income from investment operations
Net investment income	0.23	0.25	0.22	0.21 [1]	0.21
Net realized and unrealized gains or losses on investments	0.72	(0.76)	(0.28)	0.09	(0.01)[2]

Total from investment operations	0.95	(0.51)	(0.06)	0.30	0.20

Distributions to shareholders from
Net investment income	(0.24)	(0.23)	(0.21)	(0.21)	(0.21)

Net asset value, end of period	$3.10	$2.39	$3.13	$3.40	$3.31

Total return[3]	41.23%	(16.13)%	(1.65)%	9.55%	6.27%

Ratios and supplemental data
Net assets, end of period (thousands)	$106,886	$78,995	$118,638	$161,941	$201,975
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.88%	1.83%	1.82%	1.80%	1.75%
Expenses excluding waivers/reimbursements and expense reductions	1.89%	1.97%	1.82%	1.80%	1.75%
Net investment income	8.21%	9.79%	7.06%	6.46%	6.25%
Portfolio turnover rate	129%	119%	110%	48%	67%

1	Per share amount is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I	2010	2009	2008	2007	2006

Net asset value, beginning of period	$2.39	$3.13	$3.40	$3.31	$3.32

Income from investment operations
Net investment income	0.26	0.28 [1]	0.26	0.25 [1]	0.24
Net realized and unrealized gains or losses on investments	0.72	(0.76)	(0.29)	0.09	0

Total from investment operations	0.98	(0.48)	(0.03)	0.34	0.24

Distributions to shareholders from
Net investment income	(0.27)	(0.26)	(0.24)	(0.25)	(0.25)

Net asset value, end of period	$3.10	$2.39	$3.13	$3.40	$3.31

Total return	42.62%	(15.28)%	(0.66)%	10.65%	7.33%

Ratios and supplemental data
Net assets, end of period (thousands)	$93,639	$68,991	$25,729	$27,147	$50,365
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.88%	0.80%	0.82%	0.80%	0.75%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.94%	0.82%	0.80%	0.75%
Net investment income	9.17%	11.89%	8.05%	7.42%	7.23%
Portfolio turnover rate	129%	119%	110%	48%	67%

1	Per share amount is based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2010

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.3%
FLOATING-RATE 0.3%
Banc of America Comml. Mtge., Inc., Ser. 2006-03, Class AM, 6.01%, 07/10/2044	$1,515,000	$1,362,038
Morgan Stanley Capital I Trust, Ser. 2006-IQ11, Class AM, 5.94%, 10/15/2042	245,000	238,835

Total Commercial Mortgage-Backed Securities (cost $1,466,350)		1,600,873

CORPORATE BONDS 69.5%
CONSUMER DISCRETIONARY 12.5%
Auto Components 1.6%
Cooper Standard Automotive, Inc., 8.50%, 05/01/2018 144A #	535,000	547,037
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	1,935,000	1,780,200
Goodyear Tire & Rubber Co.:
7.86%, 08/15/2011	350,000	369,688
8.625%, 12/01/2011	690,000	720,187
8.75%, 08/15/2020	1,333,000	1,399,650
9.00%, 07/01/2015	509,000	531,905
10.50%, 05/15/2016	2,505,000	2,789,944
Metaldyne Corp., FRN, 5.46%, 04/09/2014	549,081	496,984

		8,635,595

Diversified Consumer Services 1.7%
Carriage Services, Inc., 7.875%, 01/15/2015	1,935,000	1,915,650
Service Corporation International:
7.50%, 04/01/2027	4,080,000	3,845,400
8.00%, 11/15/2021	525,000	546,000
StoneMor Partners, LP, 10.25%, 12/01/2017 144A	2,665,000	2,804,912

		9,111,962

Hotels, Restaurants & Leisure 2.6%
Boyd Gaming Corp., 7.75%, 12/15/2012	455,000	452,725
Harrahs Entertainment Corp.:
10.00%, 12/15/2018	915,000	791,475
11.25%, 06/01/2017	1,250,000	1,362,500
12.75%, 04/15/2018 144A	560,000	551,600
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 • +	1,443,000	708,874
MGM MIRAGE:
6.625%, 07/15/2015	785,000	677,063
8.50%, 09/15/2010	1,335,000	1,345,012
11.375%, 03/01/2018 144A	2,115,000	2,173,162
Midwest Gaming Borrower, LLC, 11.625%, 04/15/2016 144A	420,000	432,075
Pinnacle Entertainment, Inc.:
7.50%, 06/15/2015	1,300,000	1,251,250
8.75%, 05/15/2020 #	1,000,000	1,000,000
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	290,000	304,500
Scientific Games Corp., 9.25%, 06/15/2019 144A	480,000	517,200

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure continued
Seneca Gaming Corp., 7.25%, 05/01/2012	$225,000	$223,875
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	1,370,000	1,164,500
Speedway Motorsports, Inc., 8.75%, 06/01/2016	990,000	1,059,300
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 •	4,290,000	21,450
Wynn Resorts, Ltd., 7.875%, 11/01/2017 144A	170,000	173,400

		14,209,961

Household Durables 0.0%
Lennar Corp., 12.25%, 06/01/2017	55,000	66,825

Internet & Catalog Retail 0.3%
QVC, Inc.:
7.375%, 10/15/2020 144A	825,000	837,375
7.50%, 10/01/2019 144A	405,000	415,125
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016	210,000	236,250

		1,488,750

Media 5.0%
Cablevision Systems Corp.:
7.75%, 04/15/2018	1,045,000	1,060,675
8.00%, 04/15/2020	1,690,000	1,719,575
8.625%, 09/15/2017 144A	100,000	105,500
CCH II, LLC, 13.50%, 11/30/2016	5,800,899	7,019,088
CCO Holdings, LLC, 8.125%, 04/30/2020 144A	560,000	572,600
Charter Communications, Inc., Step Bond:
8.00%, 04/30/2012 144A ††	935,000	991,100
10.875%, 09/15/2014 144A ††	4,925,000	5,565,250
Clear Channel Communications, Inc., 9.25%, 12/15/2017 144A	400,000	428,500
DISH DBS, Corp., 7.875%, 09/01/2019	485,000	509,250
Lamar Media Corp.:
6.625%, 08/15/2015	95,000	93,575
7.875%, 04/15/2018 144A	280,000	287,700
9.75%, 04/01/2014	60,000	66,750
New Communications Holdings:
8.25%, 04/15/2017 144A	1,655,000	1,704,650
8.50%, 04/15/2020 144A	1,975,000	2,034,250
8.75%, 04/15/2022 144A	3,140,000	3,234,200
Salem Communications Corp., 9.625%, 12/15/2016	245,000	262,150
WMG Acquisition Corp., 9.50%, 06/15/2016 144A	55,000	59,400
XM Satellite Radio Holdings, Inc.:
11.25%, 06/15/2013 144A	500,000	548,750
13.00%, 08/01/2013 144A	720,000	817,200

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Young Broadcasting, Inc.:
8.75%, 01/15/2014 •	$1,140,000	$2,622
10.00%, 03/01/2011 •	860,000	1,978

		27,084,763

Multiline Retail 0.1%
Neiman Marcus Group, Inc., 9.75%, 10/15/2015 @	55,000	56,375
Saks, Inc., 9.875%, 10/01/2011	610,000	648,125

		704,500

Specialty Retail 0.7%
American Achievement Corp.:
8.25%, 04/01/2012 144A	3,325,000	3,316,688
Sr. Disc. Note, Step Bond, 10.25%, 10/01/2012 †	390,000	392,925
Limited Brands, Inc., 7.00%, 05/01/2020 #	280,000	285,600

		3,995,213

Textiles, Apparel & Luxury Goods 0.5%
Oxford Industries, Inc., 11.375%, 07/15/2015	1,675,000	1,876,000
Visant Corp., 7.625%, 10/01/2012	1,010,000	1,013,788

		2,889,788

CONSUMER STAPLES 1.1%
Food Products 1.1%
Del Monte Foods Co.:
6.75%, 02/15/2015	25,000	25,719
7.50%, 10/15/2019 144A	630,000	665,437
Dole Food Company, Inc.:
8.00%, 10/01/2016 144A	250,000	258,750
13.875%, 03/15/2014	1,300,000	1,573,000
Smithfield Foods, Inc.:
7.00%, 08/01/2011	1,385,000	1,419,625
10.00%, 07/15/2014 144A	1,860,000	2,087,850
Tyson Foods, Inc., 10.50%, 03/01/2014	55,000	65,244
Viskase, Inc., 9.875%, 01/15/2018 144A	120,000	122,400

		6,218,025

ENERGY 9.3%
Energy Equipment & Services 2.7%
Bristow Group, Inc.:
6.125%, 06/15/2013	120,000	119,850
7.50%, 09/15/2017	865,000	874,731
Cleaver-Brooks, Inc., 12.25%, 05/01/2016 144A #	705,000	712,050
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	2,950,000	2,750,875
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,440,000	1,432,800

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Energy Equipment & Services continued
Hercules Offshore, Inc., 10.50%, 10/15/2017 144A	$1,545,000	$1,591,350
Hornbeck Offshore Services, Inc., Ser. B:
6.125%, 12/01/2014	2,205,000	2,191,219
8.00%, 09/01/2017	1,745,000	1,771,175
Parker Drilling Co., 9.125%, 04/01/2018 144A	520,000	531,700
PHI, Inc., 7.125%, 04/15/2013	2,905,000	2,883,212

		14,858,962

Oil, Gas & Consumable Fuels 6.6%
Alon Refining Krotz Springs, Inc., 13.50%, 10/15/2014	685,000	671,300
Atlas Energy Resources, LLC, 12.125%, 08/01/2017	575,000	662,688
Bill Barrett Corp., 9.875%, 07/15/2016	225,000	241,875
Chesapeake Energy Corp.:
6.875%, 01/15/2016	4,355,000	4,344,112
9.50%, 02/15/2015	1,605,000	1,759,481
Consol Energy, Inc.:
8.00%, 04/01/2017 144A	1,250,000	1,320,313
8.25%, 04/01/2020 144A	1,020,000	1,086,300
El Paso Corp.:
7.42%, 02/15/2037	1,600,000	1,460,558
12.00%, 12/12/2013	415,000	493,878
Ferrellgas Partners, LP, 9.125%, 10/01/2017 144A	295,000	312,700
Forest Oil Corp.:
7.25%, 06/15/2019	815,000	827,225
8.50%, 02/15/2014	560,000	595,000
General Maritime Corp., 12.00%, 11/15/2017 144A	750,000	813,750
Holly Corp., 9.875%, 06/15/2017 144A	2,020,000	2,100,800
Murray Energy Corp., 10.25%, 10/15/2015 144A	890,000	925,600
Newfield Exploration Co.:
6.875%, 02/01/2020	510,000	515,100
7.125%, 05/15/2018	80,000	82,400
Peabody Energy Corp.:
5.875%, 04/15/2016	45,000	44,775
7.875%, 11/01/2026	3,560,000	3,755,800
Petrohawk Energy Corp.:
7.875%, 06/01/2015	830,000	856,975
10.50%, 08/01/2014	480,000	530,400
Pioneer Natural Resources Co., 7.50%, 01/15/2020	1,305,000	1,386,885
Plains Exploration & Production Co., 8.625%, 10/15/2019	2,610,000	2,760,075
Sabine Pass LNG, LP, 7.25%, 11/30/2013	2,385,000	2,292,581
SandRidge Energy, Inc.:
8.00%, 06/01/2018 144A	60,000	58,950
8.75%, 01/15/2020 144A	1,945,000	1,954,725
Southwestern Energy Co., 7.50%, 02/01/2018	480,000	524,400

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Stallion Oilfield Holdings, Inc., 10.50%, 02/15/2015 144A	$665,000	$665,000
Stone Energy Corp., 8.625%, 02/01/2017	405,000	399,938
Tesoro Corp.:
6.50%, 06/01/2017	400,000	376,000
7.50%, 07/17/2012	1,090,000	1,036,852
9.75%, 06/01/2019	980,000	1,053,500

		35,909,936

FINANCIALS 15.6%
Capital Markets 1.0%
E*TRADE Financial Corp.:
7.375%, 09/15/2013	830,000	805,100
12.50%, 11/30/2017 @	4,018,000	4,801,510

		5,606,610

Commercial Banks 0.7%
CapitalSource, Inc., 12.75%, 07/15/2014 144A	1,805,000	2,089,287
Discover Bank:
7.00%, 04/15/2020	470,000	483,150
8.70%, 11/18/2019	1,305,000	1,481,997

		4,054,434

Consumer Finance 10.9%
CIT Group, Inc.:
7.00%, 05/01/2013	8,675,000	8,534,031
7.00%, 05/01/2014	1,405,000	1,355,825
Clearwire Communications Finance Corp., 12.00%, 12/01/2015 144A	2,615,000	2,718,638
Discover Financial Services, 10.25%, 07/15/2019	845,000	1,035,830
Ford Motor Credit Co., LLC:
9.75%, 09/15/2010	1,065,000	1,090,358
9.875%, 08/10/2011	3,320,000	3,513,350
GMAC, LLC:
6.75%, 12/01/2014	1,362,000	1,358,595
6.875%, 09/15/2011	55,000	55,963
6.875%, 08/28/2012	1,280,000	1,304,000
7.50%, 12/31/2013	3,840,000	3,907,200
8.00%, 12/31/2018	2,630,000	2,620,137
8.00%, 03/15/2020 144A	1,780,000	1,837,850
8.00%, 11/01/2031	3,668,000	3,571,076
8.30%, 02/12/2015 144A	1,810,000	1,889,187
Homer City Funding, LLC, 8.73%, 10/01/2026	1,076,388	1,044,096
International Lease Finance Corp.:
4.75%, 01/13/2012	930,000	912,756
5.30%, 05/01/2012	1,440,000	1,404,236
5.75%, 06/15/2011	655,000	653,617

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
International Lease Finance Corp.:
6.375%, 03/25/2013	$515,000	$495,780
8.625%, 09/15/2015 144A	1,015,000	1,002,313
JBS USA Finance, Inc., 11.625%, 05/01/2014	3,255,000	3,751,387
LBI Escrow Corp., 8.00%, 11/01/2017 144A	3,000,000	3,108,750
Level 3 Financing, Inc., 10.00%, 02/01/2018 144A	2,135,000	2,102,975
Nielsen Financial LLC:
11.50%, 05/01/2016	5,000	5,675
Sr. Disc. Note, Step Bond, 0.00%, 08/01/2016 †	85,000	82,450
NII Capital Corp., 10.00%, 08/15/2016 144A	75,000	83,250
Pinnacle Foods Finance, LLC:
9.25%, 04/01/2015 144A	840,000	873,600
10.625%, 04/01/2017	690,000	741,750
Sprint Capital Corp.:
6.875%, 11/15/2028	6,710,000	5,837,700
8.375%, 03/15/2012	2,490,000	2,626,950

		59,519,325

Diversified Financial Services 0.5%
Leucadia National Corp., 8.125%, 09/15/2015	2,125,000	2,225,938
Penson Worldwide, Inc., 12.50%, 05/15/2017 144A #	500,000	517,500

		2,743,438

Real Estate Investment Trusts (REITs) 1.6%
Dupont Fabros Technology, Inc., 8.50%, 12/15/2017 144A	4,475,000	4,642,812
Host Marriott Corp., 9.00%, 05/15/2017 144A	230,000	250,700
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	1,480,000	1,489,250
Ventas, Inc.:
6.75%, 04/01/2017	1,116,000	1,148,085
9.00%, 05/01/2012	839,000	901,925

		8,432,772

Real Estate Management & Development 0.1%
Icahn Enterprises, LP, 7.75%, 01/15/2016 144A	540,000	525,150

Thrifts & Mortgage Finance 0.8%
Provident Funding Associates, LP, 10.25%, 04/15/2017 144A	1,805,000	1,868,175
Residential Capital, LLC, 8.50%, 05/15/2010	2,255,000	2,240,906

		4,109,081

HEALTH CARE 2.1%
Biotechnology 0.1%
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/2016 144A	535,000	540,350

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Equipment & Supplies 0.2%
Biomet, Inc.:
10.375%, 10/15/2017 @	$315,000	$346,500
11.625%, 10/15/2017	325,000	364,000
Boston Scientific Corp., 6.00%, 01/15/2020	545,000	538,613

		1,249,113

Health Care Providers & Services 1.5%
American Renal Holdings, Inc., 8.375%, 05/15/2018 144A #	425,000	428,188
Apria Healthcare Group:
11.25%, 11/01/2014 144A	890,000	977,888
12.375%, 11/01/2014 144A	160,000	176,800
HCA, Inc.:
7.875%, 02/01/2011	1,550,000	1,590,687
9.25%, 11/15/2016	2,640,000	2,854,500
9.625%, 11/15/2016 @	1,144,000	1,244,100
Prospect Medical Holdings, Inc., 12.75%, 07/15/2014	615,000	667,275
Symbion, Inc., 11.75%, 08/23/2015 @	487,115	433,532

		8,372,970

Life Sciences Tools & Services 0.3%
Bio-Rad Laboratories, Inc., 8.00%, 09/15/2016	1,220,000	1,302,350

INDUSTRIALS 5.9%
Aerospace & Defense 2.3%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	1,675,000	1,712,687
DAE Aviation Holdings, Inc., 11.25%, 08/01/2015 144A	530,000	528,675
GenCorp, Inc., 9.50%, 08/15/2013	495,000	505,519
GeoEye, Inc., 9.625%, 10/01/2015 144A	465,000	484,181
Hexcel Corp., 6.75%, 02/01/2015	1,611,000	1,602,945
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	2,640,000	2,679,600
6.375%, 10/15/2015	2,505,000	2,564,494
Spirit AeroSystems Holdings, Inc., 7.50%, 10/01/2017 144A	485,000	495,913
TransDigm Group, Inc., 7.75%, 07/15/2014 144A	485,000	494,700
Wyle Services Corp., 10.50%, 04/01/2018 144A	1,435,000	1,499,575

		12,568,289

Airlines 0.1%
United Airlines, Inc., 10.40%, 05/01/2018	525,000	569,625

Building Products 0.1%
American Residential Services, Inc., 12.00%, 04/15/2015 144A	280,000	285,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Commercial Services & Supplies 1.8%
Casella Waste Systems, Inc., 11.00%, 07/15/2014 144A	$2,030,000	$2,202,550
Cornell Companies, Inc., 10.75%, 07/01/2012	175,000	178,062
Corrections Corporation of America:
6.25%, 03/15/2013	1,115,000	1,131,725
7.75%, 06/01/2017	1,455,000	1,542,300
DigitalGlobe, Inc., 10.50%, 05/01/2014 144A	330,000	361,350
Geo Group, Inc., 7.75%, 10/15/2017 144A	1,210,000	1,237,225
Interface, Inc., Class A, 11.375%, 11/01/2013	325,000	372,125
Iron Mountain, Inc.:
7.75%, 01/15/2015	150,000	151,688
8.375%, 08/15/2021	1,440,000	1,521,000
SGS International, Inc., 12.00%, 12/15/2013	1,405,000	1,471,737

		10,169,762

Industrial Conglomerates 0.4%
Otter Tail Corp., 9.00%, 12/15/2016	1,910,000	2,101,000

Machinery 0.8%
Commercial Vehicle Group, Inc.:
8.00%, 07/01/2013	690,000	570,975
13.00%, 02/15/2013 144A @	2,219,278	2,263,664
CPM Holdings, Inc., 10.625%, 09/01/2014 144A	1,365,000	1,460,550

		4,295,189

Road & Rail 0.2%
Amsted Industries, Inc., 8.125%, 03/15/2018 144A	520,000	520,000
Kansas City Southern, 13.00%, 12/15/2013	275,000	328,625
Swift Transportation Co., Inc.:
8.00%, 05/15/2015 144A	180,000	169,425
12.50%, 05/15/2017 144A	240,000	241,500

		1,259,550

Transportation Infrastructure 0.2%
United Maritime Group, 11.75%, 06/15/2015 144A	770,000	800,800
Western Express, Inc., 12.50%, 04/15/2015 144A	280,000	274,400

		1,075,200

INFORMATION TECHNOLOGY 5.3%
Communications Equipment 0.4%
Lucent Technologies, Inc., 6.45%, 03/15/2029	2,670,000	1,955,775

Computers & Peripherals 0.0%
Stratus Technologies, Inc., 12.00%, 03/29/2015 144A	280,000	271,600

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components 2.5%
Da-Lite Screen Co., Inc., 12.50%, 04/01/2015 144A	$2,770,000	$2,770,000
Intcomex, Inc., 13.25%, 12/15/2014 144A	1,395,000	1,412,438
Jabil Circuit, Inc., 8.25%, 03/15/2018	5,475,000	5,926,687
Kemet Corp., 10.50%, 05/01/2018 144A #	1,240,000	1,222,950
Sanmina-SCI Corp., 8.125%, 03/01/2016	935,000	946,688
Viasystem Group, Inc., 12.00%, 01/15/2015 144A	1,505,000	1,651,737

		13,930,500

Internet Software & Services 0.5%
Equinix, Inc., 8.125%, 03/01/2018	1,105,000	1,150,581
Terremark Worldwide, Inc., 12.25%, 06/15/2017 144A	1,575,000	1,811,250

		2,961,831

IT Services 1.7%
First Data Corp.:
9.875%, 09/24/2015	685,000	626,775
10.55%, 09/24/2015 @	5,967,774	5,281,480
iPayment, Inc., 9.75%, 05/15/2014	1,265,000	1,166,962
Unisys Corp.:
12.50%, 01/15/2016	475,000	530,813
12.75%, 10/15/2014 144A	680,000	799,000
14.25%, 09/15/2015 144A	530,000	639,975

		9,045,005

Semiconductors & Semiconductor Equipment 0.2%
Advanced Micro Devices, Inc., 5.75%, 08/15/2012	875,000	879,375

Software 0.0%
Activant Solutions, Inc., 9.50%, 05/01/2016	40,000	38,500

MATERIALS 5.3%
Chemicals 2.1%
Huntsman International, LLC, 5.50%, 06/30/2016 144A	920,000	837,200
Lyondell Chemical Co., 11.00%, 05/01/2018	9,718,117	10,355,919
MacDermid, Inc., 9.50%, 04/15/2017 144A	346,000	357,245

		11,550,364

Construction Materials 0.9%
CPG International, Inc.:
10.50%, 07/01/2013	1,860,000	1,878,600
FRN, 7.18%, 07/01/2012	515,000	494,400
Headwaters, Inc., 11.375%, 11/01/2014	1,495,000	1,580,963
Texas Industries, Inc., 7.25%, 07/15/2013	1,025,000	1,021,156

		4,975,119

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 1.0%
Berry Plastics Corp., 9.50%, 05/15/2018 144A	$705,000	$698,831
Exopack Holding Corp., 11.25%, 02/01/2014	2,565,000	2,699,662
Graham Packaging Co., 8.25%, 01/01/2017 144A	1,750,000	1,769,688
Silgan Holdings, Inc., 7.25%, 08/15/2016	110,000	114,675

		5,282,856

Metals & Mining 1.0%
AK Steel Holding Corp., 7.625%, 05/15/2020 #	570,000	587,100
California Steel Industries, Inc., 6.125%, 03/15/2014	820,000	787,200
Edgen Murray Corp., 12.25%, 01/15/2015 144A	995,000	985,050
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/2017	2,600,000	2,915,250
Indalex Holdings Corp., 11.50%, 02/01/2014 •	3,285,000	36,956

		5,311,556

Paper & Forest Products 0.3%
Clearwater Paper Corp., 10.625%, 06/15/2016 144A	560,000	622,300
Georgia Pacific Corp.:
8.25%, 05/01/2016 144A	55,000	60,225
8.875%, 05/15/2031	995,000	1,104,450

		1,786,975

TELECOMMUNICATION SERVICES 6.0%
Diversified Telecommunication Services 3.9%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017	1,475,000	1,497,125
8.75%, 03/15/2018	530,000	536,625
Citizens Communications Co., 7.875%, 01/15/2027	4,316,000	4,035,460
Frontier Communications Corp.:
8.125%, 10/01/2018	2,090,000	2,142,250
8.25%, 05/01/2014	1,775,000	1,890,375
Global Crossing, Ltd., 12.00%, 09/15/2015 144A	425,000	477,063
Qwest Corp.:
6.875%, 07/15/2028	355,000	326,600
7.125%, 11/15/2043	675,000	624,375
7.25%, 09/15/2025	1,400,000	1,421,000
7.50%, 06/15/2023	1,410,000	1,417,050
7.625%, 08/03/2021	270,000	268,650
8.875%, 03/15/2012	2,990,000	3,266,575
SBA Telecommunications, Inc., 8.00%, 08/15/2016 144A	720,000	759,600
West Corp., 9.50%, 10/15/2014	65,000	67,275
Windstream Corp., 7.875%, 11/01/2017	2,415,000	2,396,887

		21,126,910

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 2.1%
Cricket Communications, Inc.:
7.75%, 05/15/2016	$420,000	$435,750
9.375%, 11/01/2014	930,000	961,388
iPCS, Inc., FRN, 5.00%, 05/01/2014 @	2,114,503	1,977,060
MetroPCS Communications, Inc., 9.25%, 11/01/2014	1,550,000	1,608,125
Sprint Nextel Corp.:
6.90%, 05/01/2019	780,000	738,075
Ser. D, 7.375%, 08/01/2015	3,740,000	3,641,825
Ser. F, 5.95%, 03/15/2014	2,575,000	2,459,125

		11,821,348

UTILITIES 6.4%
Electric Utilities 4.4%
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	6,717,000	7,885,738
CMS Energy Corp.:
8.50%, 04/15/2011	355,000	373,423
8.75%, 06/15/2019	60,000	68,672
Edison Mission Energy, 7.20%, 05/15/2019	1,315,000	940,225
Energy Future Holdings Corp., FRN, 12.00%, 11/01/2017 @	3,853,964	2,794,124
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	3,770,519	4,100,440
Mirant North America, LLC, 7.375%, 12/31/2013	2,005,000	2,060,138
NRG Energy, Inc.:
7.25%, 02/01/2014	485,000	491,669
8.50%, 06/15/2019	1,495,000	1,519,294
Orion Power Holdings, Inc., 12.00%, 05/01/2010	3,584,000	3,584,000
Public Service Company of New Mexico, 7.95%, 04/01/2015	290,000	309,421

		24,127,144

Independent Power Producers & Energy Traders 1.9%
AES Corp., 8.875%, 02/15/2011	1,130,000	1,169,550
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	1,000,000	1,018,750
7.625%, 10/15/2026	2,655,000	1,831,950
Reliant Energy, Inc.:
6.75%, 12/15/2014	3,432,000	3,530,670
7.625%, 06/15/2014	1,095,000	1,088,156
9.24%, 07/02/2017	1,207,398	1,249,778
9.68%, 07/02/2026	460,000	494,500

		10,383,354

Multi-Utilities 0.1%
PNM Resources, Inc., 9.25%, 05/15/2015	205,000	220,631

Total Corporate Bonds (cost $359,814,404)		379,622,581

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 0.4%
FINANCIALS 0.4%
Diversified Financial Services 0.4%
FMG Finance Property, Ltd., 9.75%, 09/01/2013 EUR (cost $1,503,726)	$1,385,000	$2,046,904

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 3.8%
FIXED-RATE 2.3%
Bear Stearns Comml. Mtge. Securities Trust, Ser. 2007-T28, Class AM, 5.84%, 09/11/2042	1,360,000	1,293,003
Bear Stearns Securities Trust, Ser. 2007, Class AM, 5.92%, 06/11/2050	2,555,000	2,348,672
Citigroup/Deutsche Bank Comml. Mtge. Trust, Ser. 206-CD3, Class AM, 5.65%, 10/15/2048	1,295,000	1,189,325
Credit Suisse Comml. Mtge. Trust, Ser. 2007-C5, Class A4, 5.70%, 09/15/2040	4,785,000	4,553,417
Morgan Stanley Capital I Trust, Ser. 2006-IQ12:
Class AM, 5.37%, 12/15/2043	1,106,000	995,878
Class AMFX, 5.37%, 12/15/2043	910,000	819,393
Wachovia Bank Comml. Mtge. Trust, Ser. 2006-C23, Class AM, 5.47%, 01/15/2045	1,595,000	1,506,139

		12,705,827

FLOATING-RATE 1.5%
American Home Mtge. Assets, Ser. 2006-2, Class 1A1, 1.42%, 09/25/2046	6,020,012	3,297,790
Greenwich Capital Comml. Funding Corp., Ser. 2006-GG7, Class AM, 6.08%, 07/10/2038	2,040,000	1,879,745
GSR Mtge. Loan Trust, Ser. 2007-AR1, Class 2A1, 5.85%, 03/25/2037 •	1,753,857	1,360,441
Lehman XS Trust, Ser. 2006-18N, Class A5A, 0.43%, 12/25/2036 •	4,550,000	1,511,614

		8,049,590

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $20,258,771)		20,755,417

YANKEE OBLIGATIONS – CORPORATE 12.4%
CONSUMER DISCRETIONARY 0.3%
Hotels, Restaurants & Leisure 0.1%
Norwegian Cruise Line, Ltd., 11.75%, 11/15/2016 144A	65,000	72,150
Royal Caribbean Cruises, Ltd., 11.875%, 07/15/2015	135,000	162,675

		234,825

Household Durables 0.2%
Desarrolladora Homex SAB de CV, 9.50%, 12/11/2019 144A	1,160,000	1,232,500

Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018	125,000	138,750

ENERGY 3.1%
Oil, Gas & Consumable Fuels 3.1%
Connacher Oil & Gas, Ltd.:
10.25%, 12/15/2015 144A	2,525,000	2,600,750
11.75%, 07/15/2014 144A	645,000	709,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 • 144A	$5,535,000	$3,633,799
Mexichem SAB de CV, 8.75%, 11/06/2019 144A	675,000	749,250
OPTI Canada, Inc.:
7.875%, 12/15/2014	2,595,000	2,471,737
8.25%, 12/15/2014	865,000	830,400
9.00%, 12/15/2012 144A	950,000	973,750
P2021 Rig Co., 13.50%, 12/15/2013 144A	1,455,000	1,502,288
RDS Ultra-Deepwater, Ltd., 11.875%, 03/15/2017 144A	1,250,000	1,300,000
Star Energy Group, 11.50%, 02/12/2015 144A	760,000	816,012
Teekay Corp., 8.50%, 01/15/2020	1,175,000	1,239,625

		16,827,111

FINANCIALS 2.3%
Consumer Finance 1.0%
NXP Funding, LLC:
7.875%, 10/15/2014	195,000	192,075
9.50%, 10/15/2015	775,000	761,438
Wind Acquisition Finance SA, 11.75%, 07/15/2017 144A	3,835,000	4,266,437

		5,219,950

Diversified Financial Services 1.3%
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	3,180,000	3,736,500
Preferred Term Securities XII, Ltd., FRN, 0.96%, 12/24/2033 • +	720,000	4,507
Ship Finance International, Ltd., 8.50%, 12/15/2013	3,585,000	3,585,000

		7,326,007

INDUSTRIALS 2.7%
Road & Rail 2.7%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	5,810,000	5,926,200
8.00%, 02/01/2018 144A	7,945,000	8,282,663
12.50%, 04/01/2016	680,000	804,100

		15,012,963

MATERIALS 2.5%
Chemicals 0.2%
NOVA Chemicals Corp.:
8.375%, 11/01/2016 144A	520,000	539,500
8.625%, 11/01/2019 144A	685,000	715,825

		1,255,325

Metals & Mining 1.1%
Evraz Group SA, 8.875%, 04/24/2013 144A	260,000	271,700
Novelis, Inc., 7.25%, 02/15/2015	1,130,000	1,113,050

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
MATERIALS continued
Metals & Mining continued
Teck Resources, Ltd.:
9.75%, 05/15/2014	$630,000	$765,450
10.75%, 05/15/2019	2,120,000	2,639,400
Vedanta Resources plc, 9.50%, 07/18/2018 144A	1,015,000	1,111,425

		5,901,025

Paper & Forest Products 1.2%
PE Paper Escrow GmbH, 12.00%, 08/01/2014 144A	935,000	1,065,900
Sappi, Ltd.:
6.75%, 06/15/2012 144A	1,840,000	1,840,000
7.50%, 06/15/2032 144A	4,575,000	3,591,375

		6,497,275

TELECOMMUNICATION SERVICES 1.5%
Wireless Telecommunication Services 1.5%
Digicel Group, Ltd.:
8.25%, 09/01/2017 144A	1,515,000	1,549,088
12.00%, 04/01/2014 144A	970,000	1,110,650
Intelsat, Ltd.:
8.50%, 01/15/2013	2,160,000	2,197,800
8.50%, 11/01/2019 144A	1,100,000	1,157,750
8.875%, 01/15/2015 144A	110,000	113,850
8.875%, 01/15/2015	666,000	692,640
11.25%, 06/15/2016	440,000	476,300
Telesat Canada, Inc., 11.00%, 11/01/2015	930,000	1,041,600

		8,339,678

Total Yankee Obligations – Corporate (cost $59,585,116)		67,985,409

	Shares	Value

COMMON STOCKS 0.3%
FINANCIALS 0.1%
Real Estate Investment Trusts (REITs) 0.1%
Dupont Fabros Technology, Inc.	22,590	500,820

MATERIALS 0.2%
Chemicals 0.2%
LyondellBasell	52,259	1,165,376

Total Common Stocks (cost $926,268)		1,666,196

PREFERRED STOCKS 0.1%
FINANCIALS 0.1%
Consumer Finance 0.1%
GMAC, LLC, 7.00% (cost $533,400)	635	539,294

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Shares	Value

CLOSED END MUTUAL FUND SHARES 3.0%
BlackRock High Income Shares	239,245	$504,807
BlackRock Limited Duration Income Trust	129,080	2,171,125
Dreyfus High Yield Strategies Fund, Inc.	7,505	32,497
Eaton Vance Limited Duration Income Trust	225,680	3,744,031
LMP Corporate Loan Fund, Inc.	288,831	3,517,961
New America High Income Fund, Inc.	152,342	1,479,241
Nuveen Floating Rate Income Fund	308,819	3,699,652
Western Asset Global High Income Fund, Inc.	112,309	1,333,108

Total Closed End Mutual Fund Shares (cost $12,361,017)		16,482,422

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.2%
INFORMATION TECHNOLOGY 0.2%
Communications Equipment 0.2%
Lucent Technologies, Inc., 2.875%, 06/15/2025 (cost $808,685)	$1,190,000	1,048,688

LOANS 6.1%
CONSUMER DISCRETIONARY 1.8%
Metaldyne Corp., FRN, 13.00%, 04/09/2014	3,300,000	3,414,180
Newsday, LLC, 10.50%, 07/15/2013	2,825,000	3,080,041
Sugarhouse HSP Gaming Properties, LP, FRN, 11.25%, 09/11/2014	1,245,000	1,233,696
Tower Automotive Holdings, FRN, 4.56%, 07/31/2013 <	337,671	200,914
Universal City Development, Ltd, FRN, 7.75%, 10/29/2014	1,890,263	1,919,297

		9,848,128

CONSUMER STAPLES 0.6%
Merisant Co., FRN, 7.75%, 01/08/2014	3,728,316	3,602,001

ENERGY 1.3%
Saint Acquisition Corp., FRN, 6.31%, 06/05/2014	2,966,448	2,893,562
Semgroup Energy Partners, FRN, 8.25%, 07/20/2012	4,151,885	4,143,789

		7,037,351

FINANCIALS 0.3%
Realogy Corp., FRN:
3.29%, 09/01/2014	1,263,981	1,150,716
3.38%, 09/01/2014	340,303	309,808

		1,460,524

INDUSTRIALS 0.3%
Neff Corp., FRN, 3.76%, 05/31/2013	1,983,250	1,690,978

INFORMATION TECHNOLOGY 0.2%
Spansion, Inc., 7.75%, 01/08/2015 <	1,070,000	1,086,532

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

LOANS continued
MATERIALS 0.3%
LyondellBasell, FRN:
3.75%, 12/20/2013 <	$590,795	$355,044
4.00%, 12/22/2014 <	360,981	217,001
7.00%, 12/20/2013 <	1,566,399	941,625

		1,513,670

TELECOMMUNICATION SERVICES 0.8%
FairPoint Communications, Inc., FRN, 3.25%, 03/08/2015 • <	5,333,565	4,433,579

UTILITIES 0.5%
Scorpion Holding Co., Ltd., FRN, 7.75%, 05/08/2014	2,875,000	2,835,181

Total Loans (cost $30,505,261)		33,507,944

	Shares	Value

SHORT-TERM INVESTMENTS 2.4%
MUTUAL FUND SHARES 2.4%
Evergreen Institutional Money Market Fund, Class I, 0.08% q ø ## (cost $12,985,579)	12,985,579	12,985,579

Total Investments (cost $500,748,577) 98.5%		538,241,307
Other Assets and Liabilities 1.5%		8,339,647

Net Assets 100.0%		$546,580,954

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

#	When-issued or delayed delivery security
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
+	Security is deemed illiquid (unaudited).
††	The rate shown is the stated rate at the current period end.
@	Security is currently paying interest in-kind.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

Summary of Abbreviations
EUR	Euro
FRN	Floating Rate Note

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2010

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2010 (unaudited):

BBB	7.6%
BB	78.9%
B	6.6%
CCC	6.9%

100.0%

The following table shows the percent of total bonds based on effective maturity as of April 30, 2010 (unaudited):

Less than 1 year	1.5%
1 to 3 year(s)	12.7%
3 to 5 years	30.3%
5 to 10 years	41.6%
10 to 20 years	8.6%
20 to 30 years	5.3%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010

Assets
Investments in unaffiliated issuers, at value (cost $487,762,998)	$525,255,728
Investments in affiliated issuers, at value (cost $12,985,579)	12,985,579

Total investments	538,241,307
Cash	2,981,308
Foreign currency, at value (cost $857,224)	844,850
Receivable for securities sold	7,170,787
Receivable for Fund shares sold	415,519
Dividends and interest receivable	11,022,130
Unrealized gains on forward foreign currency exchange contracts	70,878
Prepaid expenses and other assets	125,615

Total assets	560,872,394

Liabilities
Dividends payable	1,484,137
Payable for securities purchased	11,890,585
Payable for Fund shares redeemed	700,701
Advisory fee payable	18,538
Distribution Plan expenses payable	19,164
Due to other related parties	8,858
Accrued expenses and other liabilities	169,457

Total liabilities	14,291,440

Net assets	$546,580,954

Net assets represented by
Paid-in capital	$630,725,595
Undistributed net investment income	79,610
Accumulated net realized losses on investments	(121,775,100)
Net unrealized gains on investments	37,550,849

Total net assets	$546,580,954

Net assets consists of
Class A	$292,038,716
Class B	54,017,116
Class C	106,885,787
Class I	93,639,335

Total net assets	$546,580,954

Shares outstanding (unlimited number of shares authorized)
Class A	94,216,352
Class B	17,426,807
Class C	34,482,983
Class I	30,208,797

Net asset value per share
Class A	$3.10
Class A — Offering price (based on sales charge of 4.75%)	$3.25
Class B	$3.10
Class C	$3.10
Class I	$3.10

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2010

Investment income
Interest (net of foreign withholding taxes of $12,920)	$49,593,268
Dividends	1,896,232
Income from affiliated issuers	21,125

Total investment income	51,510,625

Expenses
Advisory fee	2,572,513
Distribution Plan expenses
Class A	655,608
Class B	575,177
Class C	970,551
Administrative services fee	510,279
Transfer agent fees	909,000
Trustees’ fees and expenses	24,188
Printing and postage expenses	95,910
Custodian and accounting fees	197,718
Registration and filing fees	102,717
Professional fees	89,731
Interest expense	3,090
Other	39,853

Total expenses	6,746,335
Less: Expense reductions	(147)
Fee waivers	(36,506)

Net expenses	6,709,682

Net investment income	44,800,943

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	22,917,144
Foreign currency related transactions	(429,677)
Credit default swap transactions	669,308

Net realized gains on investments	23,156,775

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	106,311,761
Foreign currency related transactions	115,487
Credit default swap transactions	(550,365)

Net change in unrealized gains or losses on investments	105,876,883

Net realized and unrealized gains or losses on investments	129,033,658

Net increase in net assets resulting from operations	$173,834,601

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2010		2009

Operations
Net investment income		$44,800,943		$44,922,131
Net realized gains or losses on investments		23,156,775		(100,742,796)
Net change in unrealized gains or losses on investments		105,876,883		(35,379,111)

Net increase (decrease) in net assets resulting from operations		173,834,601		(91,199,776)

Distributions to shareholders from
Net investment income
Class A		(24,421,838)		(20,890,330)
Class B		(5,000,781)		(6,726,059)
Class C		(8,301,271)		(8,016,556)
Class I		(8,882,317)		(5,940,379)

Total distributions to shareholders		(46,606,207)		(41,573,324)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	30,900,058	87,633,417	23,460,686	46,855,024
Class B	1,103,168	3,026,709	1,778,667	4,242,958
Class C	5,060,013	14,201,909	4,212,769	9,983,604
Class I	21,029,397	58,592,547	35,364,025	39,415,839

		163,454,582		100,497,425

Net asset value of shares issued in reinvestment of distributions
Class A	5,369,113	15,262,406	5,386,285	13,364,282
Class B	954,113	2,694,997	1,350,073	3,371,595
Class C	1,535,148	4,360,623	1,665,853	4,138,975
Class I	2,051,739	5,855,835	1,302,557	2,994,319

		28,173,861		23,869,171

Automatic conversion of Class B shares to Class A shares
Class A	2,729,350	7,448,983	2,258,245	5,619,125
Class B	(2,729,350)	(7,448,983)	(2,258,245)	(5,619,125)

		0		0

Payment for shares redeemed
Class A	(35,736,328)	(100,694,398)	(28,265,734)	(71,826,831)
Class B	(6,366,309)	(17,921,034)	(11,034,293)	(27,844,242)
Class C	(5,187,832)	(14,786,558)	(10,727,624)	(26,777,709)
Class I	(21,760,550)	(62,487,634)	(26,226,695)	(59,000,022)

		(195,889,624)		(185,448,804)

Net asset value of shares issued in acquisition
Class A	0	0	1,562,948	12,467,016
Class I	0	0	10,223,579	81,550,002

		0		94,017,018

Net increase (decrease) in net assets resulting from capital share transactions		(4,261,181)		32,934,810

Total increase (decrease) in net assets		122,967,213		(99,838,290)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2010	2009

Net assets
Beginning of period	$423,613,741	$523,452,031

End of period	$546,580,954	$423,613,741

Undistributed net investment income	$79,610	$2,091,463

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen High Income Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares had been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

NOTES TO FINANCIAL STATEMENTS continued

Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of the investment advisor’s analysis of which price estimate (mean or bid) provided the better estimate of value. The estimated impact on the Fund’s net asset value (NAV) per share on the day of the change was a decrease of approximately $0.01.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

NOTES TO FINANCIAL STATEMENTS continued

c. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

d. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

f. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

NOTES TO FINANCIAL STATEMENTS continued

g. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

NOTES TO FINANCIAL STATEMENTS continued

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

j. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers. During the year ended April 30, 2010, the following amounts were reclassified:

Paid-in capital	$(116,376,746)
Undistributed net investment income	(206,589)
Accumulated net realized losses on investments	116,583,335

NOTES TO FINANCIAL STATEMENTS continued

k. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. For the year ended April 30, 2010, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2010, EIMC voluntarily waived its advisory fee in the amount of $36,506.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2010, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2010, the transfer agent fees were equivalent to an annual rate of 0.18% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo serves as distributor of the Fund’s shares. Prior to January 4, 2010, Evergreen

NOTES TO FINANCIAL STATEMENTS continued

Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, served as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended April 30, 2010, WFFD and/or EIS received $46,339 from the sale of Class A shares and $54,124 and $7,962 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on September 19, 2008, the Fund acquired the net assets of Evergreen Select High Yield Bond Fund in a tax-free exchange for Class A and Class I shares of the Fund. Shares were issued to Class A and Class I shareholders of Evergreen Select High Yield Bond Fund at an exchange ratio of 2.80 and 2.80 for Class A and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $10,172,034. The aggregate net assets of the Fund and Evergreen Select High Yield Bond Fund immediately prior to the acquisition were $440,185,205 and $94,017,018, respectively. The aggregate net assets of the Fund immediately after the acquisition were $534,202,223.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2010:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$5,602,151	$627,286,749	$5,668,994	$631,455,922

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

NOTES TO FINANCIAL STATEMENTS continued

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$1,666,196	$0	$0	$1,666,196
Preferred stocks	0	539,294	0	539,294
Mutual fund shares	16,482,422	0	0	16,482,422
Commercial mortgage-backed securities	0	1,600,873	0	1,600,873
Mortgage-backed pass through securities	0	20,755,417	0	20,755,417
Convertible debentures	0	1,048,688	0	1,048,688
Corporate bonds	0	379,125,597	496,984	379,622,581
Foreign bonds – corporate	0	2,046,904	0	2,046,904
Loans	0	23,904,676	9,603,268	33,507,944
Yankee obligations – corporate	0	67,985,409	0	67,985,409
Short-term investments	12,985,579	0	0	12,985,579

	$31,134,197	$497,006,858	$10,100,252	$538,241,307

Further details on the major security types listed above can be found in the Schedule of Investments.

As of April 30, 2010, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Forward foreign currency contracts	$0	$70,878	$0	$70,878

NOTES TO FINANCIAL STATEMENTS continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate bonds	Loans	Total

Balance as of April 30, 2009	$0	$0	$0
Realized gain or losses	0	95,061	95,061
Change in unrealized gains or losses	(294,027)	341,864	47,837
Amortization	(57,603)	33,799	(23,804)
Net purchases (sales)	848,614	8,931,630	9,780,244
Transfers in and/or out of Level 3	0	200,914	200,914

Balance as of April 30, 2010	$496,984	$9,603,268	$10,100,252

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2010	$(294,027)	$317,380	$23,353

As of April 30, 2010, the Fund had unfunded loan commitments of $1,049,425.

On April 30, 2010, the aggregate cost of securities for federal income tax purposes was $504,724,478. The gross unrealized appreciation and depreciation on securities based on tax cost was $43,297,852 and $9,781,023, respectively, with a net unrealized appreciation of $33,516,829.

As of April 30, 2010, the Fund had $117,799,199 in capital loss carryovers for federal income tax purposes expiring as follows:

			Expiration

2011	2013	2014	2015	2016	2017	2018

$15,936,101	$904,358	$6,309,078	$6,135,718	$4,801,509	$43,741,279	$39,971,156

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

7. DERIVATIVE TRANSACTIONS

During the year ended April 30, 2010, the Fund entered into forward foreign currency exchange contracts for speculative purposes.

At April 30, 2010, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at April 30, 2010	In Exchange for U.S. $	Unrealized Gain (Loss)

07/15/2010	2,090,504 EUR	$2,783,998	$2,854,876	$70,878

NOTES TO FINANCIAL STATEMENTS continued

The Fund had average contract amounts of $19,369 and $4,150,559 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended April 30, 2010.

During the year ended April 30, 2010, the Fund entered into credit default swap contracts for hedging and speculative purposes.

As of April 30, 2010, the Fund did not have any open credit default swaps but had an average notional balance of $10,513,413 during the year ended April 30, 2010.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2010 was as follows:

	Amount of Realized Gains or Losses on Derivatives

	Forward Currency Contracts	Credit Default Swaps	Total

Forward foreign currency contracts	$90,932	$0	$90,932
Credit contracts	0	669,308	669,308

	$90,932	$669,308	$760,240

	Change in Unrealized Gains or Losses on Derivatives

	Forward Currency Contracts	Credit Default Swaps	Total

Forward foreign currency contracts	$126,422	$0	$126,422
Credit contracts	0	(550,365)	(550,365)

	$126,422	$(550,365)	$(423,943)

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2010, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/ Tax Differences

$1,699,716	$33,504,070	$117,799,199	$(1,549,228)

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $46,606,207 and $41,573,324 of ordinary income for the years ended April 30, 2010 and April 30, 2009, respectively.

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended April 30, 2010, the Fund had average borrowings outstanding of $214,583 at an average rate of 1.44% and paid interest of $3,090.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen

NOTES TO FINANCIAL STATEMENTS continued

Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

In addition, the U.S. District Court for the District of Massachusetts has consolidated three purported class actions into In re Evergreen Ultra Short Opportunities Fund Securities Litigation. The plaintiffs filed a consolidated amended complaint on April 30, 2009 against various Evergreen entities, including EIMC and EIS, the Evergreen funds’ former distributor, and Evergreen Fixed Income Trust and its Trustees. The complaint generally alleges that investors in Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in Ultra Short Fund at different points in time and (iii) the failure of Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund. The complaint seeks damages in an amount to be determined at trial.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

14. REORGANIZATION

At a Special Meeting of Shareholders of the Fund held on June 8, 2010, the shareholders approved a plan to merge the Fund into Wells Fargo Advantage High Yield Bond Fund. The merger is scheduled to take place on or about July 9, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen High Income Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen High Income Fund as of April 30, 2010, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2010

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On June 8, 2010, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 — To approve the proposed reorganization of the Fund into Wells Fargo Advantage High Yield Bond Fund, which will be a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted “For”	$257,760,925
Net assets voted “Against”	$11,090,642
Net assets voted “Abstain”	$13,240,528

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Shareholder, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

123663 566660 rv7 06/2010

Evergreen U.S. Government Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	STATEMENT OF CASH FLOWS
25	NOTES TO FINANCIAL STATEMENTS
35	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
36	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

June 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Valued Shareholder:

We are pleased to provide you with this annual report for Evergreen U.S. Government Fund for the twelve-month period that ended April 30, 2010 (the “period”).

Leading up to the beginning of the period, a series of extraordinary financial and economic events affected the financial markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued through the end of the year. In January 2010, concerns about the sustainability of the economic recovery led to a partial correction, but the markets quickly rebounded and ended the reporting period approximately where they began in 2010.

U.S. economic growth was strong throughout most of the period as the economic recovery appeared to gain momentum. Gross Domestic Product (GDP) returned to positive growth in the third quarter of 2009, following four consecutive quarters of contraction for the first time in at least 60 years. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. Originally, much of the growth was attributable to government stimulus, raising questions over the sustainability of the recovery. However, in the first quarter of 2010, GDP growth primarily reflected positive contributions from personal consumption expenditures (PCE), private inventory investment, exports, and nonresidential fixed investment—all signs that growth was finally being led by the private sector, a far more positive indicator of recovery than government-driven growth that is typically inefficient and unsustainable.

Employment data also turned positive during the period, another welcome sign that the economic recovery appeared to be moving toward self-sustainability. U.S. employers added 162,000 jobs in March 2010, the most in three years. The unemployment rate edged down to 9.9% at the end of the period, after having peaked at 10.1% in October 2009—its highest level in more than 25 years. Still, more than 8 million jobs were lost during the recession and the number of long-term unemployed—those out of work for 27 weeks or longer—continued to increase, ending the period at 6.7 million.

In other economic data, industrial production, manufacturing, and consumer sentiment had all improved significantly as the period came to a close. Retail sales strengthened significantly during the period, as well. Although housing inventory and foreclosure rates remained elevated, home sales and prices began to show signs of improvement in

1

LETTER TO SHAREHOLDERS continued

many areas of the country—spurred in part by the government’s $8,000 tax credit for first-time home buyers, which was extended through the end of April 2010.

Despite extensive quantitative easing measures by the Federal Reserve Board (the “Fed”), bank lending remained constrained during the period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures. It concluded its purchases of longer-term Treasuries in October 2009 and mortgage-backed securities in March 2010.

The FOMC’s final statement during the period noted that economic activity continued to strengthen, the labor market was stabilizing, business spending had risen significantly, and inflation remained subdued. However, the committee also noted that unemployment remained high and credit continued to be tight, reiterating that it was likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack.

Exceptional performance by corporate issues was the big story in the fixed income markets for much of the period as the economy began to gain strength. Treasuries, on the other hand, were characterized by volatility, especially near the end of the period. Factors such as supply, the debt crisis in Greece, and unpredictable economic indicators contributed to price volatility on the longer Treasury notes and bonds. Longer maturities in the corporate and municipal markets generally outperformed longer Treasuries during much of the period.

During the period, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period largely characterized by risk aversion. Evergreen Diversified Income Builder Fund’s manager gradually sold the portfolio’s sizeable position in intermediate-term, investment-grade corporate bonds and reinvested the proceeds in below investment-grade, high yield bonds with comparable intermediate maturities.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage

2

LETTER TO SHAREHOLDERS continued

investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting or an adjournment meeting to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, was provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that was mailed in April 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement is also available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of April 30, 2010

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Managers:

Christopher Y. Kauffman, CFA; Richard Applebach, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2010.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/11/1993

	Class A	Class B	Class C	Class I
Class inception date	1/11/1993	1/11/1993	9/2/1994	9/2/1993

Nasdaq symbol	EUSAX	EUSBX	EUSCX	EUSYX

Average annual return*

1-year with sales charge	-0.52%	-1.34%	2.66%	N/A

1-year w/o sales charge	4.44%	3.66%	3.66%	4.70%

5-year	1.90%	1.79%	2.14%	3.17%

10-year	3.98%	3.73%	3.73%	4.77%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Class B shares are closed to new investments by new and existing shareholders.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen U.S. Government Fund Class A shares, reflective of maximum applicable sales charge, versus a similar investment in the Barclays Capital Intermediate Government Index (BCITGBI) and the Consumer Price Index (CPI).

The BCITGBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

5

FUND AT A GLANCE continued

This section left intentionally blank

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2010, and subject to change.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 4.44% for the twelve-month period ended April 30, 2010, excluding any applicable sales charges. During the same period, the BCITGBI returned 2.33%.

The fund’s objective is to seek to achieve a high level of current income consistent with stability of principal.

Investment Process

During the past year, the U.S. bond market continued its transition from the fear that global capital markets would collapse to a growing confidence that U.S. and global monetary and fiscal stimuli would stabilize the world’s economic and financial systems. As investors began discounting the possibility of a global depression, they realized that security prices, other than U.S. Treasuries, were underpriced relative to their risk. For U.S. government agency debt (AGY), U.S. interest rate swaps, and U.S. agency mortgage-backed securities (MBS), relative prices improved for most of the year, leading to their outperformance. While it is difficult to identify the cause and effect between financial markets and economics, there currently is no doubt that both improved over the year. U.S. year-over-year real economic growth is now +0.1% and private investment has swung from a -50% to +50%. Consumer, producer, and import prices have all turned positive, reducing concerns over systematic price declines. Even the housing market improved, with existing and new-homes sales, starts, and pricing leveling off. All of this stability has increased business confidence and led companies to increase their production, capacity utilization, loan demand, and employment. This is not to say that the economy and markets don’t face some rough patches. Much of this progress was due to replacing private leverage with government and central bank leverage. But by the end of the period, investors believed stability had returned to the market, which drove risky asset prices higher.

In this environment, Evergreen U.S. Government Fund continued to be overweight in non-Treasury securities, as investment in Treasury and money market investments remained near 30%, versus 70% for the benchmark. During the fiscal year, the fund continued to hold no U.S. government agency debt, as the yield advantage of multi-family and MBS investments was approximately 0.6% to 1.0%. We modestly increased the fund’s investment in multi-family securities as their relative cash flow stability versus residential MBS was attractive. Different MBS maturities and coupons were traded based on relative pricing, and certain collateralized mortgage obligations (CMOs) were purchased based on expected changes in interest rate volatility. The fund maintained its interest-rate sensitivity, measured by effective duration, within a close range of the benchmark, although the duration distribution emphasized shorter and longer maturities versus four- to six-year maturities. Finally, the investment in non-U.S. government securities declined to 2% of the fund during the year.

7

PORTFOLIO MANAGER COMMENTARY continued

Contributors to Performance

The fund’s overall 30% underweight to U.S. Treasuries was the significant contributor to performance during the fiscal year, as relative pricing for other government securities improved. The fund’s overweight to agency MBS pass-through and fixed rate CMO investments also provided a significant contribution. The fund holds mostly seasoned, higher-coupon agency MBS, which outperformed MBS originated in 2007 and 2008. The fund’s MBS holdings did not receive the large principal prepayments that MBS originate in 2007 and 2008 received. Since these securities continued to earn their higher coupon, the fund collected more income and improved performance. Finally, the fund’s holdings in agency multi-family securities and improved pricing for the small remaining holdings of non-agency corporate and asset backed securities also added to performance.

Detractors from Performance

While the fund’s overall Treasury underweight contributed to performance, there were certain periods, mainly during the third quarter of 2009, where the underweight detracted from performance. Similarly yield-curve steepening during certain periods also leads to underperformance as most of the fund’s investments are in shorter and longer maturities. Finally, the fund’s sale of its remaining collateralized debt obligations—while a small percentage of the fund’s holdings—still detracted from performance.

Portfolio Management Outlook

While it appears that many investors accept that the U.S. and global economies are no longer faced with a catastrophic contraction, the question of how the U.S., European, and Asian governments can move from providing direct economic and financial market support to a “free” market currently is still mostly unanswered. At some point prices must be set by investors and not government intervention. If global central banks and governments once again provide stimulus and capital to guarantee all debts, we believe this may reduce short-term price declines; however, longer-term imbalances currently remain and must be addressed. In the United States, the central bank and federal government presently are beginning to test the waters by allowing several emergency funding mechanisms to close. With these closures, a significant demand that supported MBS pricing is being removed from the market, and MBS investments currently are a focus of the fund’s investment strategy. Right now, we expect some relative price underperformance for MBS over the coming year, based on government measures terminating, but we believe forecasts of large price declines is unwarranted. MBS prices declined during the crisis because excess private leverage was removed. “Public,” or more accurately, “cooperative public-private” leverage was used over the last year to ‘normalize’ pricing and allow investors to regain confidence that pricing would reflect fundamentals and not leverage. With relative prices now back to a market-driven relationship, there is no longer any leverage needed to stabilize pricing. But there is also no leverage needing to be unwound, which would drive prices lower. We currently think investors should feel confident that market and economic fundamentals rather than leverage may have a greater influence on pricing in the near term.

8

PORTFOLIO MANAGER COMMENTARY continued

With this rather positive outlook, we currently intend to cautiously monitor the fund’s interest-rate sensitivity. If a trend toward higher interest rates is confirmed, we may position the fund more defensively relative to its performance benchmark. If interest rates decline, we may well maintain neutral interest-rate sensitivity in the fund, if such interest-rate declines appear to be a result of short-term factors. Similarly, we may maintain the fund’s overweight position in non-Treasury government agency securities, many of which have more targeted principal payments than generic residential agency MBS. We currently believe any relative price underperformance in the fund’s agency MBS due to the Federal Reserve’s action to stop purchasing them may be somewhat muted as other institutional buyers return to the sector.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	11/1/2009	4/30/2010	During Period*

Actual
Class A	$1,000.00	$1,016.93	$4.95
Class B	$1,000.00	$1,013.16	$8.69
Class C	$1,000.00	$1,013.16	$8.69
Class I	$1,000.00	$1,018.18	$3.60
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.89	$4.96
Class B	$1,000.00	$1,016.17	$8.70
Class C	$1,000.00	$1,016.17	$8.70
Class I	$1,000.00	$1,021.22	$3.61

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.99% for Class A, 1.74% for Class B, 1.74% for Class C and 0.72% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.44	$10.02	$9.97	$9.81	$10.09

Income from investment operations
Net investment income	0.27	0.35	0.46	0.44	0.32 [1]
Net realized and unrealized gains or losses on investments	0.14	(0.58)	0.06	0.17	(0.24)

Total from investment operations	0.41	(0.23)	0.52	0.61	0.08

Distributions to shareholders from
Net investment income	(0.28)	(0.35)	(0.47)	(0.45)	(0.36)
Tax basis return of capital	(0.01)[1]	0	0	0	0

Total distributions to shareholders	(0.29)	(0.35)	(0.47)	(0.45)	(0.36)

Net asset value, end of period	$9.56	$9.44	$10.02	$9.97	$9.81

Total return[2]	4.44%	(2.36)%	5.47%	6.37%	0.82%

Ratios and supplemental data
Net assets, end of period (thousands)	$148,891	$172,070	$207,060	$73,875	$77,581
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.95%	0.88%	0.91%	0.95%	0.98%
Expenses excluding waivers/reimbursements and expense reductions	0.95%	0.88%	0.96%	0.99%	0.99%
Net investment income	2.90%	3.63%	4.59%	4.60%	3.18%
Portfolio turnover rate	196%[3]	318%[3]	377%[3]	97%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.44	$10.02	$9.97	$9.81	$10.09

Income from investment operations
Net investment income	0.19	0.27	0.38	0.38 [1]	0.24 [1]
Net realized and unrealized gains or losses on investments	0.15	(0.57)	0.07	0.16	(0.23)

Total from investment operations	0.34	(0.30)	0.45	0.54	0.01

Distributions to shareholders from
Net investment income	(0.21)	(0.28)	(0.40)	(0.38)	(0.29)
Tax basis return of capital	(0.01)[1]	0	0	0	0

Total distributions to shareholders	(0.22)	(0.28)	(0.40)	(0.38)	(0.29)

Net asset value, end of period	$9.56	$9.44	$10.02	$9.97	$9.81

Total return[2]	3.66%	(3.09)%	4.69%	5.60%	0.12%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,738	$13,311	$12,201	$12,653	$16,747
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.69%	1.63%	1.66%	1.69%	1.69%
Expenses excluding waivers/reimbursements and expense reductions	1.69%	1.63%	1.66%	1.69%	1.69%
Net investment income	2.15%	2.82%	3.84%	3.83%	2.45%
Portfolio turnover rate	196%[3]	318%[3]	377%[3]	97%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.44	$10.02	$9.97	$9.81	$10.09

Income from investment operations
Net investment income	0.18	0.28	0.38 [1]	0.38 [1]	0.25 [1]
Net realized and unrealized gains or losses on investments	0.16	(0.58)	0.07	0.16	(0.24)

Total from investment operations	0.34	(0.30)	0.45	0.54	0.01

Distributions to shareholders from
Net investment income	(0.21)	(0.28)	(0.40)	(0.38)	(0.29)
Tax basis return of capital	(0.01)[1]	0	0	0	0

Total distributions to shareholders	(0.22)	(0.28)	(0.40)	(0.38)	(0.29)

Net asset value, end of period	$9.56	$9.44	$10.02	$9.97	$9.81

Total return[2]	3.66%	(3.09)%	4.69%	5.60%	0.12%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,665	$21,291	$11,746	$7,669	$7,973
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.69%	1.64%	1.66%	1.69%	1.69%
Expenses excluding waivers/reimbursements and expense reductions	1.69%	1.64%	1.66%	1.69%	1.69%
Net investment income	2.15%	2.76%	3.81%	3.86%	2.47%
Portfolio turnover rate	196%[3]	318%[3]	377%[3]	97%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.44	$10.02	$9.97	$9.81	$10.09

Income from investment operations
Net investment income	0.30 [1]	0.38	0.49	0.47	0.35 [1]
Net realized and unrealized gains or losses on investments	0.14	(0.58)	0.06	0.17	(0.24)

Total from investment operations	0.44	(0.20)	0.55	0.64	0.11

Distributions to shareholders from
Net investment income	(0.31)	(0.38)	(0.50)	(0.48)	(0.39)
Tax basis return of capital	(0.01)[1]	0	0	0	0

Total distributions to shareholders	(0.32)	(0.38)	(0.50)	(0.48)	(0.39)

Net asset value, end of period	$9.56	$9.44	$10.02	$9.97	$9.81

Total return	4.70%	(2.12)%	5.74%	6.66%	1.12%

Ratios and supplemental data
Net assets, end of period (thousands)	$127,429	$423,516	$733,387	$479,015	$436,890
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.68%	0.63%	0.66%	0.69%	0.69%
Expenses excluding waivers/reimbursements and expense reductions	0.68%	0.63%	0.66%	0.69%	0.69%
Net investment income	3.17%	3.92%	4.82%	4.88%	3.48%
Portfolio turnover rate	196%[2]	318%[2]	377%[2]	97%	53%

1	Per share amount is based on average shares outstanding during the period.
2	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

April 30, 2010

	Principal Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 21.2%
FIXED-RATE 21.2%
FNMA:
4.88%, 12/01/2015	$939,923	$1,009,904
5.22%, 10/01/2015	3,498,474	3,810,098
5.37%, 12/01/2024	890,177	944,190
5.55%, 05/01/2016	3,264,994	3,611,560
5.63%, 02/01/2018	1,150,650	1,279,326
5.64%, 12/01/2013	3,000,000	3,255,680
5.66%, 12/01/2016	1,732,000	1,892,340
5.67%, 03/01/2016-11/01/2021	12,424,215	13,638,671
5.68%, 04/01/2021	529,453	580,856
5.70%, 03/01/2016	1,003,288	1,116,448
5.75%, 05/01/2021 ##	3,782,851	4,028,469
5.79%, 10/01/2017-12/01/2017	3,223,177	3,598,756
5.82%, 12/01/2036	824,573	872,979
5.95%, 06/01/2024	1,908,284	2,114,465
5.99%, 09/01/2018	1,733,000	1,844,517
6.07%, 09/01/2013	2,998,374	3,047,638
6.08%, 01/01/2019	4,379,390	4,444,218
6.18%, 06/01/2013	9,180,961	9,497,475
6.65%, 05/01/2016	1,550,067	1,750,057
7.48%, 01/01/2025	1,079,251	1,086,048

Total Agency Commercial Mortgage-Backed Securities (cost $61,446,998)		63,423,695

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 23.2%
FIXED-RATE 10.5%
FHLMC:
Ser. 2043, Class ZP, 6.50%, 04/15/2028	413,130	442,087
Ser. 2046, Class G, 6.50%, 04/15/2028	201,069	218,034
Ser. 2058, Class TE, 6.50%, 05/15/2028	203,940	220,249
Ser. 2072, Class A, 6.50%, 07/15/2028	767,055	835,442
Ser. 2078, Class PE, 6.50%, 08/15/2028	383,338	411,687
Ser. 2173, Class Z, 6.50%, 07/15/2029	593,705	632,682
Ser. 2326, Class ZP, 6.50%, 06/15/2031	14,940	16,273
Ser. 2461 Class PZ, 6.50%, 06/15/2032	603,067	644,733
Ser. 3098, Class KI, IO, 5.50%, 11/15/2024	133,831	1,075
Ser. T-56, Class A4, 6.00%, 05/25/2043	2,939,617	3,180,409
Ser. T-57, Class 1A1, 6.50%, 07/25/2043	2,633,005	2,887,666
FNMA:
Ser. 1993-215, Class ZQ, 6.50%, 11/25/2023	398,815	431,157
Ser. 1999, Class LH, 6.50%, 11/25/2029	258,194	281,128
Ser. 2001-82, Class ZA, 6.50%, 01/25/2032	178,017	192,453
Ser. 2002-09, Class PC, 6.00%, 03/25/2017	374,121	401,315
Ser. 2002-56, Class KW, 6.00%, 04/25/2023	195,293	197,380
Ser. 2002-M1, Class C, 6.17%, 02/25/2016	416,694	427,950

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS continued
FIXED-RATE continued
FNMA:
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	$1,780,243	$2,025,583
Ser. 2002-W4, Class A4, 6.25%, 05/25/2042	1,863,694	2,036,447
Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033	3,830,153	4,296,953
Ser. 2005-071, Class DB, 4.50%, 08/25/2025	4,000,000	4,176,799
Ser. 2005-116, Class TU, 5.50%, 12/25/2016	1,741,868	1,869,355
Ser. 2009-108, Class DE, 4.50%, 08/25/2027	2,446,251	2,556,700
GNMA, Ser. 2004-57, Class C, 5.08%, 08/16/2026	3,000,000	3,196,901

		31,580,458

FLOATING-RATE 12.7%
FHLMC:
Ser. 06, Class B, 0.91%, 03/25/2023	393,777	393,814
Ser. 1220, Class A, 0.66%, 02/15/2022	136,969	136,968
Ser. 1370, Class JA, 1.46%, 09/15/2022	156,158	156,207
Ser. 1498, Class I, 1.46%, 04/15/2023	107,010	107,044
Ser. 1533, Class FA, 1.41%, 06/15/2023	36,666	36,677
Ser. 1671, Class TA, 0.81%, 02/15/2024	230,132	230,323
Ser. 1939, Class FB, 1.31%, 04/15/2027	292,099	295,813
Ser. 2181, Class PF, 0.65%, 05/15/2029	239,684	239,926
Ser. 2315, Class FD, 0.75%, 04/15/2027	190,286	190,760
Ser. T-67, Class 1A1C, 3.37%, 03/25/2036	4,767,318	4,835,103
Ser. T-67, Class 2A1C, 3.33%, 03/25/2036	4,783,769	4,762,544
Ser. T-75, Class A1, 0.29%, 12/25/2036	7,434,352	7,348,113
FNMA:
Ser. 1991, Class F, 1.13%, 05/25/2021	437,414	442,688
Ser. 1991-156, Class F, 1.58%, 11/25/2021	88,648	91,309
Ser. 1994-84, Class F, 0.88%, 02/25/2024	341,163	343,501
Ser. 1997-49, Class F, 0.78%, 06/17/2027	273,102	273,832
Ser. 1999-49, Class F, 0.66%, 05/25/2018	476,897	477,534
Ser. 2000-32, Class FM, 0.71%, 10/18/2030	305,022	305,041
Ser. 2002-07, Class FB, 0.66%, 02/25/2028	177,930	179,098
Ser. 2002-W5, Class A27, 0.76%, 11/25/2030	641,936	642,139
Ser. 2003-W19, Class 1A6, 5.29%, 11/25/2033	9,296,298	9,884,579
Ser. 2007-W10, Class 2A, 6.14%, 08/25/2047	2,063,263	2,218,653
Ser. G91, Class FA, 1.18%, 04/25/2021	10,769	10,799
Ser. G93, Class FH, 1.43%, 04/25/2023	91,126	93,421
GNMA:
Ser. 1999-40, Class FL, 0.86%, 02/17/2029	135,596	136,116
Ser. 2000-36, Class FG, 0.76%, 11/20/2030	244,070	244,193

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS continued
FLOATING-RATE continued
GNMA:
Ser. 2002-15, Class F, 0.81%, 02/16/2032	$378,561	$379,772
Ser. 2004-20, Class B, 4.78%, 04/16/2034	2,969,038	3,119,864
SBA, 0.625%, 03/25/2035	321,082	312,425

		37,888,256

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $68,444,321)		69,468,714

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 25.7%
FIXED-RATE 13.4%
FHLMC:
6.00%, 10/01/2032	302,027	328,518
6.50%, 04/01/2018-07/01/2031	1,301,866	1,417,050
7.00%, 12/01/2023-05/01/2029	137,412	153,882
8.00%, 08/01/2023-11/01/2028	309,697	352,698
8.50%, 07/01/2022-08/01/2026	65,997	76,837
9.00%, 01/01/2017-10/01/2024	133,604	152,012
9.50%, 09/01/2016-05/01/2021	33,828	38,237
10.00%, 08/01/2017-08/01/2020	1,195	1,355
10.50%, 02/01/2019-05/01/2020	104,946	119,520
FHLMC 30 year, 4.50%, TBA #	3,375,000	3,402,948
FNMA:
4.98%, 01/01/2020	816,102	891,436
5.24%, 12/01/2012	437,507	439,720
5.39%, 01/01/2024	3,421,910	3,711,328
5.55%, 09/01/2019	4,656,794	4,751,955
6.00%, 03/01/2024	392,901	426,670
6.50%, 06/01/2017-11/01/2031	2,936,493	3,193,566
7.00%, 11/01/2026-07/01/2047	2,063,487	2,288,657
8.00%, 08/01/2020-02/01/2030	1,502,009	1,716,408
8.50%, 08/01/2014-08/01/2029	324,199	375,120
9.00%, 06/01/2021-04/01/2025	202,915	236,484
9.50%, 10/01/2020-02/01/2023	22,699	25,255
11.25%, 02/01/2016	8,914	9,853
FNMA 30 year:
4.50%, TBA #	9,400,000	9,476,375
5.00%, TBA #	3,000,000	3,092,814
GNMA:
6.00%, 05/15/2011-08/20/2034	1,800,132	1,951,207
6.50%, 12/15/2025-09/20/2033	396,802	435,135
7.00%, 12/15/2022-05/15/2032	353,609	395,992
7.34%, 10/20/2021-09/20/2022	357,529	399,237
8.00%, 04/15/2023-06/15/2025	52,162	59,907

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
GNMA:
8.50%, 07/15/2016	$1,798	$1,970
9.00%, 11/15/2016-04/15/2021	26,914	30,218
10.00%, 12/15/2018	20,683	22,368
14.00%, 02/15/2012-06/15/2012	87,151	98,394

		40,073,126

FLOATING-RATE 12.3%
FHLB, 3.72%, 07/01/2032	3,912,999	3,959,266
FHLMC, 3.59%, 04/01/2037	8,008,226	8,322,835
FNMA:
1.64%, 04/01/2029-10/01/2041	3,361,448	3,372,359
1.84%, 01/01/2041	1,554,679	1,559,538
2.91%, 11/01/2018	178,158	182,819
3.02%, 07/01/2025	253,662	266,972
3.16%, 02/01/2035	7,189,157	7,396,296
3.35%, 05/01/2030	291,811	299,235
3.49%, 03/01/2036	4,986,316	5,192,928
3.75%, 05/01/2036	3,824,426	3,926,955
4.79%, 05/01/2019	2,312,850	2,445,756

		36,924,959

Total Agency Mortgage-Backed Pass Through Securities (cost $75,067,737)		76,998,085

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH SECURITIES 6.1%
FIXED-RATE 6.1%
FHLMC:
Ser. 1383, 5.85%, 02/01/2037	6,650,062	7,065,450
Ser. T-60, Class 1A-1, 6.50%, 03/25/2044	834,855	915,601
FNMA:
Ser. 2001-T4, Class A1, 7.50%, 07/25/2041	1,590,196	1,809,345
Ser. 2002-T16, Class A1, 6.50%, 07/25/2042	2,901,358	3,172,907
Ser. 2002-W3, Class A5, 7.50%, 01/25/2028	266,376	303,086
Ser. 2002-W8, Class A4, 7.00%, 06/25/2017	816,187	904,437
Ser. 2003-W1, Class 1A-1, 6.50%, 12/25/2042	1,462,294	1,599,155
Ser. 2004-T1, Class 1A-2, 6.50%, 01/25/2044	2,455,718	2,685,558

Total Agency Reperforming Mortgage-Backed Pass Through Securities (cost $17,520,212)		18,455,539

ASSET-BACKED SECURITIES 0.5%
Argent Securities, Inc., Ser. 2004-W8, Class A2, FRN, 0.74%, 05/25/2034 +	778,579	688,559
Countrywide Asset-Backed Certificates, Ser. 2005-16, Class 2AF2, 5.38%, 02/25/2030 +	316,484	218,929
HSBC Home Equity Loan Trust, Ser. 2005-3, Class A1, FRN, 0.52%, 01/20/2035 +	268,365	251,030

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

April 30, 2010

	Principal Amount	Value

ASSET-BACKED SECURITIES continued
Lehman XS Trust:
Ser. 2005-04, Class 2A1B, 5.17%, 10/25/2035 +	$28,495	$28,419
Ser. 2005-10, Class 2A3B, 5.55%, 01/25/2036 +	255,454	184,982
Popular Mtge. Trust, Ser. 2005-A, Class B3, 5.68%, 01/25/2036 +	241,567	223,797

Total Asset-Backed Securities (cost $1,893,893)		1,595,716

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.6%
FIXED-RATE 0.4%
GE Capital Comml. Mtge. Corp., Ser. 2005-C3, Class A2, 4.85%, 07/10/2045	521,746	521,460
LB-UBS Comml. Mtge. Trust, Ser. 2005-C5, Class A2, 4.89%, 09/15/2030	770,808	793,738

		1,315,198

FLOATING-RATE 1.2%
Credit Suisse First Boston Mtge. Securities:
Ser. 2004-TF2A, Class H, 0.95%, 11/15/2019 144A	1,900,000	1,789,399
Ser. 2004-TF2A, Class J, 1.20%, 11/15/2019 144A	1,828,000	1,706,027

		3,495,426

Total Commercial Mortgage-Backed Securities (cost $5,027,006)		4,810,624

U.S. TREASURY OBLIGATIONS 23.0%
U.S. Treasury Notes:
1.00%, 07/31/2011	3,250,000	3,267,521
1.50%, 12/31/2013	15,020,000	14,836,936
2.625%, 02/29/2016	12,825,000	12,724,811
2.75%, 02/15/2019	19,840,000	18,691,442
4.25%, 11/15/2017	18,200,000	19,475,420

Total U.S. Treasury Obligations (cost $68,288,947)		68,996,130

	Shares	Value

SHORT-TERM INVESTMENTS 4.1%
MUTUAL FUND SHARES 4.1%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.01% q ø ## (cost $12,206,372)	12,206,372	12,206,372

Total Investments (cost $309,895,486) 105.4%		315,954,875
Other Assets and Liabilities (5.4%)		(16,231,582)

Net Assets 100.0%		$299,723,293

##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
#	When-issued or delayed delivery security
+	Security is deemed illiquid (unaudited).
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

April 30, 2010

Summary of Abbreviations
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
IO	Interest Only
SBA	Small Business Administration
TBA	To Be Announced

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2010 (unaudited):

AAA	99.8%
AA	0.1%
Less than C	0.1%

100.0%

The following table shows the percent of total bonds based on effective maturity as of April 30, 2010 (unaudited):

Less than 1 year	4.4%
1 to 3 year(s)	15.0%
3 to 5 years	33.8%
5 to 10 years	41.8%
10 to 20 years	5.0%

100.0%

See Notes to Financial Statements

20

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010

Assets
Investments in unaffiliated issuers, at value (cost $297,689,114)	$303,748,503
Investments in affiliated issuers, at value (cost $12,206,372)	12,206,372

Total investments	315,954,875
Receivable for securities sold	3,393,826
Principal paydown receivable	562,395
Receivable for Fund shares sold	202,466
Interest receivable	1,615,996
Prepaid expenses and other assets	43,274

Total assets	321,772,832

Liabilities
Dividends payable	108,407
Payable for securities purchased	21,587,317
Payable for Fund shares redeemed	252,251
Advisory fee payable	10,232
Distribution Plan expenses payable	4,972
Due to other related parties	6,085
Accrued expenses and other liabilities	80,275

Total liabilities	22,049,539

Net assets	$299,723,293

Net assets represented by
Paid-in capital	$361,268,656
Overdistributed net investment income	(151,240)
Accumulated net realized losses on investments	(67,453,512)
Net unrealized gains on investments	6,059,389

Total net assets	$299,723,293

Net assets consists of
Class A	$148,891,226
Class B	9,738,247
Class C	13,664,988
Class I	127,428,832

Total net assets	$299,723,293

Shares outstanding (unlimited number of shares authorized)
Class A	15,575,952
Class B	1,018,762
Class C	1,429,584
Class I	13,330,722

Net asset value per share
Class A	$9.56
Class A — Offering price (based on sales charge of 4.75%)	$10.04
Class B	$9.56
Class C	$9.56
Class I	$9.56

See Notes to Financial Statements

21

STATEMENT OF OPERATIONS

Year Ended April 30, 2010

Investment income
Interest	$16,927,044
Income from affiliated issuers	22,432

Total investment income	16,949,476

Expenses
Advisory fee	1,807,830
Distribution Plan expenses
Class A	401,544
Class B	114,079
Class C	164,244
Administrative services fee	440,921
Transfer agent fees	467,930
Trustees’ fees and expenses	12,117
Printing and postage expenses	53,675
Custodian and accounting fees	116,147
Registration and filing fees	56,950
Professional fees	53,155
Other	17,056

Total expenses	3,705,648
Less: Expense reductions	(115)

Net expenses	3,705,533

Net investment income	13,243,943

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(25,024,687)
Net change in unrealized gains or losses on securities in unaffiliated issuers	30,388,219

Net realized and unrealized gains or losses on investments	5,363,532

Net increase in net assets resulting from operations	$18,607,475

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2010		2009

Operations
Net investment income		$13,243,943		$29,922,305
Net realized losses on investments		(25,024,687)		(34,275,777)
Net change in unrealized gains or losses on investments		30,388,219		(24,888,170)

Net increase (decrease) in net assets resulting from operations		18,607,475		(29,241,642)

Distribution to shareholders from
Net investment income
Class A		(4,772,366)		(6,819,713)
Class B		(253,612)		(366,392)
Class C		(365,328)		(518,623)
Class I		(8,194,594)		(22,550,187)
Tax basis return of capital
Class A		(191,872)		0
Class B		(13,628)		0
Class C		(19,620)		0
Class I		(301,597)		0

Total distributions to shareholders		(14,112,617)		(30,254,915)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	736,749	7,054,494	2,713,607	25,884,276
Class B	161,593	1,537,529	1,023,651	9,719,270
Class C	336,412	3,205,446	2,612,050	24,792,580
Class I	1,138,481	10,874,125	17,968,062	172,741,248

		22,671,594		233,137,374

Net asset value of shares issued in reinvestment of distributions
Class A	394,778	3,749,366	540,965	5,170,310
Class B	19,506	185,247	24,348	232,189
Class C	26,354	250,200	30,723	292,221
Class I	481,642	4,573,431	1,308,472	12,564,379

		8,758,244		18,259,099

Automatic conversion of Class B shares to Class A shares
Class A	138,280	1,306,195	200,480	1,921,196
Class B	(138,280)	(1,306,195)	(200,480)	(1,921,196)

		0		0

Payment for shares redeemed
Class A	(3,926,534)	(37,195,892)	(5,877,165)	(56,184,976)
Class B	(434,604)	(4,116,524)	(654,012)	(6,228,684)
Class C	(1,189,430)	(11,245,717)	(1,558,204)	(14,776,537)
Class I	(33,165,757)	(313,831,343)	(47,557,926)	(448,915,695)

		(366,389,476)		(526,105,892)

Net decrease in net assets resulting from capital share transactions		(334,959,638)		(274,709,419)

Total decrease in net assets		(330,464,780)		(334,205,976)
Net assets
Beginning of period		630,188,073		964,394,049

End of period		$299,723,293		$630,188,073

Overdistributed net investment income		$(151,240)		$(137,023)

See Notes to Financial Statements

23

STATEMENT OF CASH FLOWS

April 30, 2010

Cash flows from operating activities:
Net increase in net assets resulting from operations	$18,607,475
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities (including mortgage dollar rolls)	(841,982,604)
Proceeds from disposition of investment securities (including mortgage dollar rolls)	1,133,212,805
Paydowns	48,545,722
Amortization	79,384
Sale of short-term investment securities, net	45,118,003
Decrease in interest receivable	1,961,491
Decrease in receivable for securities sold	74,203,147
Increase in principal paydown receivable	(288,297)
Decrease in receivable for Fund shares sold	186,490
Increase in prepaid expenses and other assets	(13,179)
Decrease in payable for securities purchased	(123,728,624)
Decrease in payable for Fund shares redeemed	(703,252)
Increase in advisory fees payable	3,292
Increase in due to other related parties	3,198
Increase in accrued expenses and other liabilities	5,673
Increase in distribution fees payable	2,845
Unrealized appreciation on investments	(30,388,219)
Net realized loss on securities in unaffiliated issuers	25,024,687

Net cash provided by operating activities	349,850,037

Cash flows from financing activities:
Decrease in additional paid-in capital	(343,717,882)
Cash distributions paid	(6,132,155)

Net cash used in financing activities	(349,850,037)

Net increase in cash	0

Cash:
Beginning of period	$0

End of period	$0

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$8,758,244

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen U.S. Government Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Effective after the close of business on June 30, 2009, Class B shares were closed to new accounts and additional purchases by existing shareholders. Class B shares are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund’s dividend reinvestment program. Class B shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares had been held. Class C shares are sold without a front-end sales charge, but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has

25

NOTES TO FINANCIAL STATEMENTS continued

been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of the investment advisor’s analysis of which price estimate (mean or bid) provided the better estimate of value. The impact to the net asset value (NAV) per share of the Fund on the day of the change was less than $0.01.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26

NOTES TO FINANCIAL STATEMENTS continued

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

e. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying

27

NOTES TO FINANCIAL STATEMENTS continued

securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

f. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status.

g. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

h. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

28

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses. During the year ended April 30, 2010, the following amounts were reclassified:

Overdistributed net investment income	$327,740
Accumulated net realized losses on investments	(327,740)

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.35% as average daily net assets increase. For the year ended April 30, 2010, the advisory fee was equivalent to an annual rate of 0.41% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2010, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2010, the transfer agent fees were equivalent to an annual rate of 0.11% of the Fund’s average daily net assets.

29

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo serves as distributor of the Fund’s shares. Prior to January 4, 2010, Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, served as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended April 30, 2010, WFFD and/or EIS received $4,699 from the sale of Class A shares and $22,024 and $2,878 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2010:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$870,262,604	$0	$1,146,113,923	$15,158,116

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset-backed securities	$0	$1,595,716	$0	$1,595,716
Agency commercial mortgage-backed securities	0	63,423,695	0	63,423,695
Agency mortgage-backed collateralized mortgage obligations	0	69,468,714	0	69,468,714
Agency mortgage-backed pass through securities	0	76,998,085	0	76,998,085
Agency reperforming mortgage-backed pass through securities	0	18,455,539	0	18,455,539
Commercial mortgage-backed securities	0	4,810,624	0	4,810,624
U.S. Treasury obligations	68,996,130	0	0	68,996,130
Short-term investments	12,206,372	0	0	12,206,372

	$81,202,502	$234,752,373	$0	$315,954,875

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-backed securities	Agency commercial mortgage- backed securities	Total

Balance as of April 30, 2009	$0	$5,971,233	$5,971,233
Realized gains or losses	(3,987,600)	0	(3,987,600)
Change in unrealized gains or losses	3,988,000	(38,327)	3,949,673
Net purchases (sales)	(400)	0	(400)
Transfers in and/or out of Level 3	0	(5,932,906)	(5,932,906)

Balance as of April 30, 2010	$0	$0	$0

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2010	$0	$0	$0

On April 30, 2010, the aggregate cost of securities for federal income tax purposes was $312,211,133. The gross unrealized appreciation and depreciation on securities based on tax cost was $5,176,945 and $1,433,203, respectively, with a net unrealized appreciation of $3,743,742.

31

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2010, the Fund had $40,273,298 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2014	2015	2017	2018

$1,572,729	$6,995,014	$28,273,933	$3,431,622

For income tax purposes, capital and currency losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2010, the Fund incurred and will elect to defer post-October capital losses of $24,864,567.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2010, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2010, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$3,743,742	$65,137,865	$(151,240)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2010	2009

Ordinary Income	$13,585,900	$30,254,915
Return of Capital	526,717	0

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

32

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended April 30, 2010, the Fund had no borrowings under this agreement.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS

33

NOTES TO FINANCIAL STATEMENTS continued

have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

In addition, the U.S. District Court for the District of Massachusetts has consolidated three purported class actions into In re Evergreen Ultra Short Opportunities Fund Securities Litigation. The plaintiffs filed a consolidated amended complaint on April 30, 2009 against various Evergreen entities, including EIMC and EIS, the Evergreen funds’ former distributor, and Evergreen Fixed Income Trust and its Trustees. The complaint generally alleges that investors in Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in Ultra Short Fund at different points in time and (iii) the failure of Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund. The complaint seeks damages in an amount to be determined at trial.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. REORGANIZATION

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage Government Securities Fund, a series of Wells Fargo Funds Trust, will acquire the assets and assume liabilities of the Fund in exchange for the shares of Wells Fargo Advantage Government Securities Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting were mailed to shareholders of record on March 10, 2010. If approved by the shareholders at this meeting, the reorganization will take place in July 2010.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen U.S. Government Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2010 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen U.S. Government Fund as of April 30, 2010, the results of its operations, changes in its net assets, its cash flows and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2010

35

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid total distributions of $14,112,617 during the year ended April 30, 2010 of which 96.27% was from ordinary taxable income and 3.73% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2011 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2010.

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Shareholder, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

40

TRUSTEES AND OFFICERS continued

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s representation of affiliates of Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the four series of the Registrant’s annual financial statements for the fiscal years ended April 30, 2010 and April 30, 2009, and fees billed for other services rendered by KPMG LLP.

	2010	2009

Audit fees	$150,700	$154,400
Audit-related fees (1)	$0	$7,500
Tax fees (2)	$0	$4,500
Non-audit fees (3)	$10,000	$720,000
All other fees	$0	$0
(1)	Audit-related fees consists primarily of fees for merger activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of

Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Fixed Income Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2010

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: June 29, 2010